                    CONFIDENTIAL TREATMENT - REDACTED VERSION
                                 OEM AGREEMENT

         THIS AGREEMENT is made as of December 30, 1999 (the "Effective Date").

  BETWEEN

         CHANGEPOINT INC., with offices at 1595 Sixteenth Avenue, Suite 702, Richmond Hill, Ontario, L4B 3N9 ("Changepoint"),

                                      -and-

         SOFTRAX CORPORATION, with its principal offices at 45 Shawmut Road, Canton, Massachusetts, USA, 02021 ("OEM").

         IN CONSIDERATION of the premises and the mutual covenants contained herein, the parties agree as follows:

                           ARTICLE 1 - INTERPRETATION

1.1      DEFINITIONS

         Capitalized terms defined in this Agreement shall have the meaning given to them herein and the following terms shall have the following meanings:

         (A) "AFFILIATE" means with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control of such person. "Control" as used here means the legal, beneficial or equitable ownership, directly or indirectly, of more than 50% of the aggregate of all voting interests in such entity.

         (B) "CHANGEPOINT SOFTWARE" means the computer programs in object code form listed in Schedule A-1, such additional programs as Changepoint and OEM hereinafter may agree to in writing by the amendment of Schedule A-1, as well as Changepoint Upgrades and Changes developed by Changepoint for which the Intellectual Property Rights vest in Changepoint. The term Changepoint Software shall also include software as Changepoint may develop or have developed in order to allow interoperability between the Changepoint Software and such third party software applications as Changepoint may, from time to time, elect to license with the Changepoint software.

         (C) "CHANGEPOINT DOCUMENTATION" means the end user documentation describing the operation and use of the Changepoint Software in printed or machine readable form which is made generally available from time to time by Changepoint to its customers.


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                                      -2-


         (D) "CHANGEPOINT INTELLECTUAL PROPERTY" means the Changepoint Software, Changepoint Documentation, Changepoint Promotional Materials, Changepoint Technical Documentation, Changepoint Training Materials and the Changepoint Source Code.

         (E) "CHANGEPOINT UPGRADE" means an Upgrade to the Changepoint Software developed by Changepoint and made generally available by Changepoint to its customers.

         (F) "CONFIDENTIAL INFORMATION" means the confidential, secret or proprietary information of one party (the "Disclosing Party") including technical, financial, and business information and software of the Disclosing Party which has been or hereafter may be disclosed, directly or indirectly, to the other party (the "Recipient") either orally, in writing or in any other material form, or delivered to the Recipient and (i) with respect to OEM includes the OEM Source Code, the OEM Software forming part of an OEM Application Suite, the OEM Documentation, the OEM Technical Documentation and the OEM Software, and (ii) with respect to Changepoint includes the Changepoint Software, the Changepoint Documentation, the Changepoint Technical Documentation, Training Materials and the Changepoint Source Code.

         (G) "CUSTOMER MAINTENANCE AGREEMENT" means an agreement between OEM and an End User to receive support or maintenance including Changepoint Upgrades and Maintenance Releases and corrections or workarounds for programming errors or defects in the Changepoint Software.

         (I) "END USER" means a Prospect that acquires one or more copies of the OEM Application Suite from OEM pursuant to an End User License for such organization's internal business purposes.

         (J)      "END USER LICENSE" has the meaning set out in Section 2.1.

         (K) "GAAP" means, at any time, accounting principles generally accepted in the United States as recommended in or by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board at the relevant time, applied on a consistent basis (except for necessary or advisable changes in accordance with promulgations of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board).

         (L) "INTEGRATED", "TO INTEGRATE" OR "INTEGRATION" means the combination of the Changepoint Software with the Integrative Code or the combination of the Changepoint Software with the Integrative Code and one or more applications of the OEM Software in either case rebranded to create an OEM Application Suite, in either event which will be (i) distributed on compact disk(s) utilising a unified installation process or
                  (ii) installed on an End User computer by OEM.

         (M)      "INTEGRATIVE CODE" has the meaning ascribed to it in Section
                  4.1(c).


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                                      -3-


         (N) "INTELLECTUAL PROPERTY RIGHTS" includes all intellectual and industrial property rights such as, copyrights, trade-marks, patents, inventions, discoveries, industrial designs, design rights, and rights in trade secrets and information of a confidential nature.

         (O)      "LICENSE" means the license granted to OEM in Section 2.1.

         (P)      "LIST PRICE" has the meaning set out in Schedule E.

         (Q) "MAINTENANCE RELEASE" means a change or modification to the Changepoint Software designed to correct a programming error or provide a temporary work-around for a programming error which is made generally available at no additional cost to customers of Changepoint that have paid to receive maintenance service for the Changepoint Software.

         (R) "MASTER COPY" means the diskette(s) or CD-ROM(s) containing the Changepoint Software that is delivered by Changepoint to OEM for use in Integrating the Changepoint Software with the OEM Software.

         (S) "OEM APPLICATION SUITE" means an OEM Software product offering which includes either OEM Software Integrated with the Changepoint Software in the manner described in Article 4 or the Integrative Code Integrated with the Changepoint Software which has been rebranded; provided, however, that until such time that the initial Integrative Code has been completed by OEM (but in any event no later than six (6) months following the Effective Date of this Agreement), an OEM Application Suite may mean the Changepoint Software as a standalone product.

         (T) "OEM DOCUMENTATION" means, the end user documentation describing the operation and use of the OEM Software in printed or machine readable form which is made generally available from time to time by OEM to its customers.

         (U) "OEM INTELLECTUAL PROPERTY" means the OEM Software, OEM Documentation, OEM promotional materials, OEM Technical Documentation, OEM Training Materials, the Integrative Code and the OEM Source Code.

         (V) "OEM SOFTWARE" means any one or more of the computer programs in object code form listed in Schedule A2 as of the Effective Date and such additional programs as Changepoint and OEM hereinafter may agree to in writing by the amendment of Schedule A-2 and includes Upgrades thereto made generally available by OEM to its customers. The term "OEM Software" shall also refer, where applicable by context, to the Integrative Code and to such other software which OEM may develop from time to time hereunder as part of its operations/financials software products.

         (W) "PRICE LIST" means the price list for the Changepoint Software set out in Schedule E as same may be changed by notice in writing from Changepoint to OEM pursuant to the provisions of
                  Section 9.5.

         (X) "PROMOTIONAL MATERIALS" means marketing and promotional materials related to the Changepoint Software provided by Changepoint to OEM to use in association with marketing an OEM Application Suite and includes Upgrades thereto released by Changepoint during the term of this Agreement which Upgrades shall be promptly provided to OEM prior to or following their release.

         (Y) "PROSPECT" means (i) a Target Company with its head office in the Territory, (ii) a person which has licensed the Changepoint Software from Changepoint or an Affiliate of Changepoint with its head office in the Territory, (iii) a person which has licensed the OEM Software from OEM with its head office in the Territory and such person's Affiliates(iv) Affiliates of licensees of the OEM Application Suite with head offices outside of Canada or the United States (v) OEM's strategic partners that promote the OEM Software which have their head offices in the Territory and (vi) a potential licensee of Changepoint for the use of the Changepoint Software which Changepoint has identified to OEM as a potential licensee for an OEM Application Suite with head offices in the Territory, and which in each case may be interested in acquiring the OEM Software or an OEM Application Suite. Notwithstanding the foregoing, if OEM identifies any of the above that only have active offices in the Territory, OEM may identify same to Changepoint and request that such entity be deemed to be a Prospect for the purposes of this Agreement. Within a reasonable period of time, Changepoint shall determine in its sole discretion whether it is prepared to allow such entity to be a Prospect and promptly communicate its decision to OEM.

         (Z) "SOURCE CODE" means in relation to Changepoint, the Changepoint Source Code and in relation to OEM, the OEM Source Code.

         (AA) "TARGET COMPANY" means (i) a person whose main business involves the development, marketing and distribution of computer software and services related to such computer software, and (ii) a person whose primary business involves the development, marketing and distribution of internet-based products or services related to such products who require solution for tracking and managing customers, orders, contracts, products and licenses, but does not include (a) an information technology organization or group within a non-information technology company, or (b) any person whose primary business involves providing consulting or professional services.

         (BB) "TECHNICAL DOCUMENTATION" means technical documentation related to either the Changepoint Software or the OEM Software such as specifications, application programming interfaces, data structures and flow charts and which is provided by one party to the other hereunder and includes Upgrades thereto made available by Changepoint to OEM during the term of this Agreement.


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                                      -5-


         (CC) "TERRITORY" means the geographic territory of the United States and Canada.

         (DD) "TRAINING MATERIALS" means materials provided by Changepoint to OEM for the purpose of training its staff in the implementation and the provision of Level 1 and Level 2 support for the Changepoint Software and includes Upgrades thereto made available by Changepoint to OEM during the term of this Agreement.

         (EE) "UPGRADES" means upgrades, enhancements, releases and new Versions of software or documentation and with respect to the Changepoint Software includes Maintenance Releases.

         (FF) "VERSION" means a particular version of software which is specifically identified by the numbers in the digits to the immediate left and right of the decimal point in the product version number, e.g., ((x).(x)x).

1.2      ACCOUNTING TERMS

         All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistently applied.

1.3      SCHEDULES

         The following Schedules shall constitute part of this Agreement for all purposes:

                  Schedule A-1       -  Changepoint Software
                  Schedule A-2       -  OEM Software
                  Schedule B         -  Terms and Conditions for End User Licenses
                  Schedule C         -  Training Materials
                  Schedule D         -  Royalties
                  Schedule E         -  Changepoint Price List
                  Schedule F         -  Escrow Agreement
                  Schedule G         -  Changepoint License
                  Schedule H         -  OEM License
                  Schedule I         -  Program Quick Start



1.4      HEADINGS

         The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article or Section or other portion hereof and include any agreement supplemental hereto. References herein to Articles or Sections are to Articles or Sections of this Agreement.


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                                      -6-


1.5      CURRENCY

         Except for the fees payable to the escrow agent in the Escrow Agreement, all monetary amounts specified herein are expressed in U.S. dollars.

1.6      EXTENDED MEANINGS

         In this Agreement words importing the singular number only shall include the plural and VICE VERSA, and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations. The terms "provision" and "provisions" refer to terms, conditions, provisions, covenants, obligations, undertakings, warranties and representations in this Agreement. The term "includes" or "such as" shall be construed as meaning "includes without limitation" and "such as without limitation" as the case may be.

                               ARTICLE 2 - LICENSE

2.1      LICENSE GRANT

         Subject to the provisions of this Agreement including the provisions of Sections 13.5 and 14.1, Changepoint hereby grants OEM a non-exclusive, non-transferable and non-assignable license in and for the Territory and during the term of this Agreement to:

         (a) Reproduce the Changepoint Software from the Master Copy for Integration into an OEM Application Suite and as reasonably required to maintain and support (but not modify) such product. OEM shall ensure that the Integration of the OEM Software with the Changepoint Software shall not adversely affect the full functionality of the Changepoint Software nor disable any substantive features of the Changepoint Software included in the OEM Application Suite. OEM shall ensure that the quality of reproduced Changepoint Software Integrated into an OEM Application Suite is equivalent to the quality of the Changepoint Software which Changepoint licenses to its customers, and meets or exceeds the then current applicable standards for media and replication quality for disk or CD-ROM media. In Integrating the Changepoint Software into an OEM Application Suite, OEM shall rebrand the Changepoint Software to use the trademarks and logos of OEM instead of the trademarks and logos of Changepoint provided, however, that the OEM Application Suite states that it contains the Changepoint Software by including the tag line "Powered by Changepoint" (or such similar tag line as provided by Changepoint in consultation with OEM) on marketing materials, product packaging, documentation and the opening screen of the OEM Application Suite and provided further that the tag line is displayed so as to be clearly noticeable without being prominent and such tag lines are approved by Changepoint, such approval not to be unreasonably withheld.

         (b) Reproduce, market, support (but not modify) and distribute in the Territory to Prospects only, the Changepoint Software as such software is Integrated into an OEM Application Suite directly to Prospects for their internal business purposes and not for redistribution and who have agreed to abide by the terms of the End User License, the minimum provisions of which are set out in Schedule B (the "End User License"). In addition, OEM may also appoint properly trained sales agents to market and distribute (but not reproduce or support) in the Territory to Prospects only the Changepoint Software as such software is Integrated into


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                                      -7-


an OEM Application Suite directly to Prospects for their internal business purposes and not for redistribution provided that such sales agent are not authorized to sublicense the software. Notwithstanding the foregoing, OEM may not distribute or grant any End User License to any person to use the Changepoint Software portion of the OEM Application Suite who has, at the date of the proposed transaction, already licensed the Changepoint Software from Changepoint or an Affiliate of Changepoint or another person authorized by Changepoint to grant such a license.

         (c) Make technically accurate derivative works of the Changepoint Documentation solely for the purpose of incorporating same into the OEM Documentation prepared by OEM for an OEM Application Suite. OEM shall not distribute the Changepoint Documentation as part of any book or other publication for sale or license separate from an OEM Application Suite without the prior written approval of Changepoint. OEM shall deliver to Changepoint a copy of all OEM Documentation relating to an OEM Application Suite, for the sole purpose of allowing Changepoint to verify the accuracy of such OEM Documentation. If Changepoint identifies any material error in the OEM Documentation, Changepoint shall provide reasonable notice of same to OEM whereupon OEM shall make such changes as are reasonably requested by Changepoint to render the OEM Documentation technically correct in all material respects. OEM shall distribute the OEM Documentation in its then-current form in association with and subject to the End User Licenses and for use only with an OEM Application Suite. Notwithstanding the foregoing, OEM shall not create derivative works of any compiled "*.HLP" files, if any, for use on the Internet.

         (d) Distribute copies of Changepoint Promotional Materials received from Changepoint and make derivative works of the Changepoint Promotional Materials and subject to Section 5.2, distribute such derivative works as stand alone materials or as integrated with OEM Promotional Materials to Prospects. OEM shall not distribute any Promotional Materials referencing or describing the OEM Application Suite without the prior written approval of Changepoint as to the form and content of such material, which approval shall not be unreasonably withheld or delayed; provided, however, that OEM shall not need such approval with respect to derivative copies of Changepoint Promotional Materials where the only changes to such materials made by OEM were in connection with the rebranding of the product name. OEM may, at its option, purchase marketing and promotional materials from Changepoint at cost.

         (e) Use and reproduce Technical Documentation provided to OEM hereunder solely for the purpose of Integrating the OEM Software with the Changepoint Software, of developing Changes as provided under Article 6, and in providing the technical support to end users described in Section 8.1. OEM may not distribute technical documentation to any third person without the prior written consent of Changepoint.

         (f) Use and reproduce the Training Materials for the purposes of training OEM's sales and support staff.

         (g) Reproduce any Changepoint Source Code provided to OEM solely for the purpose of rebranding the Changepoint Software for use as part of an OEM Application Suite or for the purpose of making Changes as provided under Article 6.


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                                      -8-


2.2      LICENSE RESTRICTIONS

         OEM agrees not to supply or grant any sublicense to any person to use all or any part of an OEM Application Suite unless such person has first become subject to a binding and enforceable license agreement with OEM that contains the minimum terms and conditions described in the End User License. OEM agrees to use reasonable efforts to enforce the terms of the End User Licenses and to inform Changepoint immediately of any known breach of such terms. OEM agrees, if requested to do so by Changepoint and at Changepoint's sole cost and expense, to provide an independent professional adviser to Changepoint with the right to review copies of all End User Licenses for the purpose of determining whether OEM is in compliance with the provisions of this Agreement. Where OEM is in non-compliance with the provisions of this Agreement, the independent adviser shall so inform Changepoint and OEM and shall provide Changepoint with a summary of relevant information concerning OEM's non-compliance with the provisions of this Agreement regarding End User Licenses. The independent adviser retained by Changepoint shall not be authorized to disclose any OEM Confidential Information to Changepoint without OEM's prior written consent.

2.3      LICENSE KEYS

         OEM acknowledges that the Master Copy is license key protected. OEM shall notify Changepoint at such time as an End User has executed the End User License, and shall provide Changepoint with End User name and the number of users to be licensed. Changepoint will use such information to generate a license key within a period of forty-eight (48) hours during business days and shall deliver such license key to OEM so that the Changepoint Software licensed to the End User can be unlocked so as to be usable by such End User. Notwithstanding the foregoing, in special circumstances, OEM may request the generation of a license key within a shorter period and, in this case, Changepoint agrees to use reasonable efforts to provide a license key within such shorter period.

2.4      INTERNAL USE LICENSES

         (a) OEM agrees to implement the Changepoint Software for its internal business purposes (to the extent useful for its business) as soon as reasonably possible. The use thereof shall be subject to the terms of Changepoint's standard license agreement, a copy of which is attached hereto as Schedule G and which shall finalized by the parties prior to its execution following the Effective Date.

         (b) Changepoint (or its Affiliate Changepoint Corporation) also agrees to implement the OEM Software for its internal business purposes (to the extent useful for its business) as soon as reasonably possible. The use thereof shall be subject to the terms of OEM's standard license agreement, a copy of which is attached hereto as Schedule H and which shall be finalized by the parties prior to its execution following the Effective Date. Changepoint shall permit OEM to list Changepoint as a user of the OEM Software on its client reference lists and other marketing and promotional material. OEM shall permit Changepoint to list OEM as a user of the Changepoint Software on its client reference lists and other marketing and promotional material.


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                                      -9-


         (c) During the term of this Agreement each party will provide to the other, standard maintenance and support services similar to those provided to end users of each party's software products, with respect to the software referred to in paragraphs (a) and (b) above, free of charge. Upon termination of this Agreement, the licenses granted in paragraphs (a) and (b) above shall terminate unless, at the time of termination of this Agreement, a party subscribes for maintenance and support services from the other party at such other party's then-current rates, and upon such other party's standard terms and conditions.

         (d) Each party shall provide to the other, on request, and at mutually agreeable times, implementation assistance with respect to such party's software on a time and materials basis at such party's then-current rates. If any consulting services are requested by a party, the other party shall provide such consulting services at mutually agreeable times, at a rate of $1000 per day.

2.5      RESERVATION OF OEM RIGHTS

         Except for the express licenses conferred upon Changepoint hereunder, there are no other licenses granted herein either express or implied and all other rights with respect to the OEM Software and the OEM Intellectual Property are expressly reserved by OEM.

2.6      RESERVATION OF CHANGEPOINT RIGHTS

         Except for the express licenses conferred upon OEM hereunder, there are no other licenses granted herein either express or implied and all other rights with respect to the Changepoint Software and the Changepoint Intellectual Property are expressly reserved by Changepoint.

2.7      THIRD PARTY SOFTWARE

         OEM acknowledges that Changepoint shall not grant to OEM any license in respect of any third party software that Changepoint may, from time to time, elect to combine with the Changepoint Software. OEM shall make its own arrangements to obtain all necessary licenses to use, reproduce and distribute any such third party software. However, at OEM's request and expense, Changepoint will assist OEM in dealing with any such third party.

                     ARTICLE 3 - RELATIONSHIP OF THE PARTIES

3.1      NON-EXCLUSIVE

         OEM acknowledges that it has been granted non-exclusive rights to sublicense and distribute the Changepoint Software as integrated into an OEM Application Suite to End Users in the Territory. On an annual basis, the parties will examine their relationship, and at such time OEM may request that all or some of the rights granted hereunder be made exclusive, or that there be an extension of the Territory, based on the expansion of OEM's sales and marketing efforts to such extended regions. Changepoint will consider such request but may grant or refuse such request(s) at its sole discretion. Further, nothing herein shall prevent Changepoint from granting any right or license to any third party to use, distribute or otherwise commercially exploit the Changepoint Software.

3.2      LEAD GENERATION AND COMPENSATION

         If either party (the "Finder") identifies a sales lead which it elects not to pursue and which it believes the other party (the "Receiver") could use to its advantage, the following procedures shall govern:

         (i) the Finder shall register the sales lead with the Receiver through an e-mail notice (the "Registration"). If the parties believe that an e-mail registration is inadequate for these purposes, they shall agree upon another form of Registration to take effect from the date of such agreement. The Registration will provide information about the sales lead such as the names and phone numbers of the key personnel involved and a description of the needs that may be satisfied by the Receiver;

         (ii) if the Finder has proceeded sufficiently in the sale cycle to make same commercially acceptable to the sales lead, the Finder will introduce the Receiver to the sales lead;

         (iii) the Receiver will have five (5) days from receipt of the Registration to accept or reject the Registration. It will be solely at the discretion of the Receiver as to whether this is accepted or rejected. If a rejection is made, it will be accompanied by a short explanation, (i.e. the Receiver was already working the sales lead);

         (iv) if the sales lead has NOT signed an agreement with the Receiver within 180 days of the date of the Registration, the Registration will expire. If the sales lead has signed an agreement with the Receiver for a license of the OEM Software or the Changepoint Software, as the case may be, within 180 days of the date of the Registration, the Receiver will pay a finders fee to the Finder equal to five percent (5%) on all GAAP-recognizable license fees for the OEM Software or the Changepoint Software, as the case may be, invoiced to the sales lead within the first 180 days of the signing of such agreement. The Receiver will pay the Finder this amount within 45 days of the end of each calendar quarter;

         (v) there will be no charge backs because payments are made on recognizable license revenue only (which by definition is irrevocable);

         (vi) in order for a sales lead to qualify under this Section 3.2, there must have been at least one qualifying discussion (either by telephone or in person) by a sales representative of the Finder; and

         (vii) the parties agree to pay a minimum of 50% of any finders fee to the sales representative that resulted in the Registration in order to incent their respective sales forces to develop and send sales leads to the other party under the provisions of this Section.

                              CONFIDENTIAL TREATMENT

3.3      OEM TRAINING AND IMPLEMENTATION SUPPORT

         In consideration of the payment of a one-time Program Quick Start fee of ***, which fee shall be paid by cash or cheque on the Effective Date, Changepoint agrees to provide to OEM a copy of the Training Materials, Changepoint Promotional Materials, Changepoint Technical Documentation, and the Changepoint Documentation as well as the services described in Schedule
G. OEM acknowledges that any support over and above the amounts specified in Schedule G and implementation assistance required by OEM (whether for an End User or otherwise) shall be charged at Changepoint's then-current time and materials rates, less a *** discount. Changepoint shall use reasonable efforts to make available suitable Changepoint personnel to assist OEM in providing implementation assistance to End Users. Changepoint shall make any subsequent Training Materials available to OEM promptly following their development.

                         ARTICLE 4 - PRODUCT INTEGRATION

4.1      INTEGRATION OF CHANGEPOINT SOFTWARE

         (a) Each party shall appoint an experienced staff member (the "Integration Manager") on behalf of such party to oversee Integration of the Changepoint Software with the OEM Software to create the OEM Application Suite.

         (b) Within thirty (30) days of the Effective Date, the Integration Managers shall meet and develop an Integration plan which will, at a minimum, clearly set out the file/database level of integration functionality as well as the minimum level of Integration of the OEM Software with the Changepoint Software which will qualify the integrated offering as an OEM Application Suite, such minimum level not to exceed the development of Integrative Code allowing the transfer of data between the OEM Software and the Changepoint Software.

         (c) OEM shall have the responsibility for developing the code and other materials to Integrate the Changepoint Software with the OEM Software (the "Integrative Code"). Changepoint will provide technical information including Application Programming Interfaces (APIs) and reasonable assistance as required by OEM to develop the Integrative Code; however, Changepoint shall not be required to deliver any Changepoint Source Code to the Changepoint Software to OEM except to the extent required by OEM to effect the rebranding of the Changepoint Software as contemplated by the parties under Section 2.1(a). If Changepoint elects not to provide any Changepoint Source Code to OEM in these circumstances, Changepoint will provide such services to OEM at no charge as OEM would have performed using the Changepoint Source Code to effect such rebranding.

         (d) OEM shall develop the Integrative Code as soon as commercially practicable but, in any case, within six (6) months of the Effective Date. Following completion, OEM shall provide to Changepoint a complete copy of an OEM Application Suite for review.

         (e) Changepoint shall be entitled to inspect the Integrative Code and the quality of the Integration of the Changepoint Software with the OEM Software, including any changes made to the user interface of the Changepoint Software, and to approve same prior to OEM's marketing

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

or distribution of same absent any material deficiency in the same. Changepoint agrees not to unreasonably withhold or delay its approval.

4.2      INTEGRATION OF UPGRADES

         (a) OEM shall be responsible for developing and implementing any changes to the Integrative Code required as a result of any Changepoint Upgrades. Each Upgrade shall be Integrated by OEM into the OEM Application Suite after its release by Changepoint within a timely fashion taking into account the complexity of the Upgrade. Changepoint agrees to give OEM notice as far in advance as reasonably possible and provide technical information and assistance to OEM as may be reasonably necessary for OEM to analyse the impact of the Upgrade on the Integrative Code. The provisions of Section 4.1 shall apply to any Upgrades to the OEM Application Suite.

         (b) OEM may distribute Changepoint Upgrades to End User licensees of the OEM Application Suite subject to the following limitations in addition to those specified above:

         (i) OEM shall not directly or indirectly distribute any Changepoint Upgrade to any End User to which OEM did not directly or indirectly distribute the copy of the OEM Application Suite into which the Changepoint Upgrade is to be Integrated; and

         (ii) OEM shall, as to every Changepoint Upgrade that OEM distributes, either: (1) distribute to the End User an Upgrade of the OEM Application Suite that Integrates the Changepoint Upgrade or; (2) use commercially reasonable efforts to promote the Integration of the Changepoint Upgrade into the End User's copy of the OEM Application Suite promptly upon delivery to the End User and to ensure that the Upgrade is used for no purpose other than to upgrade the OEM Application Suite. Without limiting the generality of the foregoing, such commercially reasonable efforts shall include requiring End Users by written contract to use the Changepoint Upgrade only as an Upgrade to OEM Application Suite.

                              ARTICLE 5 - MARKETING

5.1      MARKETING OBLIGATIONS OF OEM

         During the term of this Agreement, OEM shall:

         (a) identify Changepoint as a strategic partner in all marketing and promotional materials and activities relating to an OEM Application Suite;

         (b) devote sufficient financial resources and technically qualified sales and service personnel to fulfil its responsibilities under this Agreement;

         (c) use commercially reasonable efforts to meet the Sales Targets referred to in Section 5.4 (except following the provision of notice by either party of its intent to terminate and/or not to renew this Agreement) and to carry out the activities and meet the objectives set out in the marketing plans referred to in Section 5.3;

         (d) establish and maintain a team to market and provide support for every OEM Application Suite. In order to meet this commitment, OEM agrees that it shall make at least five (5) members of OEM's sales staff available for use and sales training and at least five (5) members of OEM's technical staff available for use and support training to be made available by Changepoint; and

         (e) (except following the provision of notice by either party of its intent to terminate and/or not to renew this Agreement) actively promote an OEM Application Suite to Prospects in the Territory by, among other means, attending trade shows, advertising on OEM's web site, and featuring the OEM Application Suite in OEM's product catalogue.

5.2      MARKETING OBLIGATIONS OF CHANGEPOINT

         During the term of this Agreement, Changepoint shall:

         (a) identify OEM as a strategic partner in its marketing and promotional materials which describe Changepoint's strategic partners and which Changepoint makes generally available to its customers and on the applicable portion of its Web Site;

         (b) devote technically qualified personnel to fulfil its responsibilities under this Agreement;

         (c) with the assistance of OEM, provide its sales force with training in the marketing of the OEM Software; and

         (d) at a corporate level, promote OEM as a strategic partner and the OEM Software as a "product of choice" for operations including financials within OEM's target market (but not necessarily in other markets).

5.3      QUARTERLY MARKETING MEETINGS

         The parties agree to meet quarterly to: (a) review sales and marketing efforts by each party with respect to the objectives set forth in this Agreement during the preceding quarter; (b) discuss and resolve any channel conflict or other marketing and sales issues which may have arisen during the preceding quarter; (c) discuss and plan joint marketing opportunities for the forthcoming quarter; (d) discuss, when desired by the parties, respective sales plans for the next quarter and put into place such mechanisms as may be most effective in preventing channel conflict; (e) discuss and implement agreed-upon shared commission procedures; and (f) discuss such other matters as are pertinent to the objective that this Agreement continue to the mutual profit of each party. The quarterly meetings shall be led by an employee of at least the level of Vice President from each party. Meetings may be held telephonically. The first such meeting shall occur within thirty (30) days following the Effective Date.

                             CONFIDENTIAL TREATMENT

5.4      SALES TARGETS

         (a) OEM's sales performance target ("Sales Target") for the period from the Effective Date through December 31, 2000 (the "First Year") shall be revenue of at least *** in license fees from the licensing and distribution of the Changepoint Software portion of an OEM Application Suites to End Users in the Territory calculated in accordance with GAAP revenue recognition rules.

         (b) Sales Targets for subsequent years after the First Year shall be negotiated in good faith between the parties by October 1st of the then-current year. The minimum Sales Target for the year after the First Year will be revenue of at least $ *** in license fees, and the minimum Sales Target for any subsequent year will be the minimum Sales Target for the previous year plus at least an additional $ *** in license fees in each case, from the distribution of the Changepoint Software portion of the OEM Application
Suites to End Users in the Territory calculated in accordance with GAAP revenue recognition rules.

                          ARTICLE 6 -- CHANGE REQUESTS

6.1      CHANGE REQUEST PROCESS

         (a) OEM may request changes, updates or enhancements (collectively, "Changes") to the Changepoint Software by delivering such request to Changepoint in writing, specifying the request in sufficient detail, including relevant time requirements, to enable Changepoint to analyse the technical feasibility of such request.

         (b) Within a reasonable period of time (and in any event, no more than ten (10) business days) after receiving such request, Changepoint shall communicate to OEM whether the request has been accepted, rejected or if further information is required. If further information is required, the procedure in this section 6.1 shall be repeated. If the request is accepted, Changepoint shall indicate by a notice in writing to OEM the anticipated date for implementation of such Change, having regard to Changepoint's existing development plans and availability of personnel. Changepoint will use reasonable efforts to estimate the anticipated date for the implementation of such Change, but Changepoint shall have no liability to OEM for any delays in implementing the Change. In the event Changepoint changes its development plans such that the requested Change will not be made, Changepoint shall so notify OEM and in that event the request shall be considered to be one which Changepoint rejected and the provisions of Section 6.1(c) shall apply.

         (c) If Changepoint rejects a Change request in writing, or if Changepoint declines to provide OEM with a commitment to develop a Change in a timely fashion pursuant to Section 6.1(b), OEM can request Changepoint to quote a price for the development of such Change. Changepoint will quote a price and a proposed implementation date and related terms for such request. If OEM agrees to the price and other terms upon which Changepoint offers to develop the Change, Changepoint and OEM will enter into a written supplement to this Agreement setting out the terms and conditions upon which the Change will be made. Alternatively, if Changepoint notifies OEM in writing that it is not prepared to develop the Change (other than because the Change is not technically feasible), and if the change is one which, if not made,

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

would materially and adversely affect OEM's ability to meet the then-applicable Sale Targets, then Changepoint will not unreasonably refuse to provide OEM with access to such portions of the Changepoint Source Code as is required to implement such Change for the sole purpose of enabling OEM to make such Change itself under terms and conditions to be agreed upon in writing by the parties. Such terms and conditions will include:

         (i) the nature of the technical information and the portions of the source code to be provided to OEM to effect the Change;

         (ii) the effect of the Change on warranty and other obligations of Changepoint herein;

         (iii)    agreement on how the Change will be supported and maintained;

         (iv)     the quality assurance to be performed by Changepoint;

         (v) the technical assistance to be provided by Changepoint with respect to such Change; and

         (vi) the fees and expenses to be paid to Changepoint related to the Change.

And unless, otherwise agreed to by the parties, any Change so developed by OEM shall be subject to the following terms:

         (i) subject to the pre-existing Intellectual Property rights held by Changepoint in the Changepoint Software and the Changepoint Source Code, title to any Change developed by OEM shall vest immediately and exclusively in OEM;

         (ii) OEM shall have sole responsibility for the support and maintenance of the Change and Changepoint shall not be required to support or provide warranty protection for the same;

         (iii) technical assistance provided by Changepoint to OEM in connection with OEM's development of the Change may be charged by Changepoint at its applicable rates for such services; and

         (iv) OEM shall not indicate that the Change is a product of Changepoint.

6.2      PRICING OF CHANGES

         Unless otherwise agreed to by the parties, if Changepoint develops a Change for OEM pursuant to Section 6.1(c), Changepoint shall price such Change at a discount of 50% off of Changepoint's then current usual rates for the development of enhancements to the Changepoint Software.

                             ARTICLE 7 - SOURCE CODE

7.1      ESCROW

         (a) Changepoint shall, at OEM's request, deposit a copy of the source code for the Changepoint Software in escrow with Montreal Trust Company of Canada pursuant to an escrow agreement substantially in the form of Schedule F (the "Escrow Agreement") or as may be amended by the parties as soon as reasonably possible following the Effective Date. All costs and expenses associated therewith shall be borne by OEM.

         (b) Changepoint acknowledges that Prospects of OEM may request OEM to place in escrow Changepoint Source Code together with the OEM Source Code. In the event of any such request, Changepoint agrees to provide a letter signed by an officer of Changepoint addressed to the Prospect offering to enter into a maintenance agreement for the Changepoint Software in the event of a bankruptcy of OEM or in the event OEM ceases to carry on business, on Changepoint's standard terms, provided that any such request is made while Changepoint is still offering to license the Changepoint Software to Prospects in the Territory. Changepoint's obligation shall be restricted to offering to maintain and support the current and immediately previous Version of the Changepoint Software then being marketed by Changepoint.

         (c) The Changepoint Source Code shall only be released to OEM on the terms and subject to the conditions set out in the Escrow Agreement. The parties agree that any breach of the terms of the Escrow Agreement by a party hereto shall be deemed to be a material breach of this Agreement. Except as elsewhere set forth in the Agreement, nothing in this Article 7 shall require Changepoint to deliver to OEM all or any part of the Changepoint Source Code, except as required by the Escrow Agreement.

                       ARTICLE 8 - MAINTENANCE AND SUPPORT

8.1      TECHNICAL SUPPORT

         (a) OEM will provide Level 1 Support and Level 2 Support directly to End Users who have entered into Customer Maintenance Agreements. Level 1 Support means the service provided in response to the initial phone call placed by an End User which identifies and documents an error in the OEM Application Suite. This includes problem source identification assistance, problem analysis, problem resolution, installation planning, information and preventative and corrective service information. Level 2 Support means the service provided to analyse or reproduce the error or to determine that the error is not reproducible. This includes problem re-creation and in-depth technical analyses. During the first six (6) months following the Effective Date, Changepoint will, if required by OEM, provide Level 2 support and back-up Level 1 support (but not including taking the support call or making the initial identification and documentation of the reported error) to OEM. OEM shall use all reasonable efforts to have its support staff trained as soon as possible so that such persons are able to provide Level 2 and full Level 1 support as soon as reasonably possible.

         (b) Changepoint shall provide Level 3 Support to OEM for problems that have been escalated beyond Level 2 Support. Level 3 Support means making changes to the Changepoint

                             CONFIDENTIAL TREATMENT

Software to resolve the problem. Requests for Level 3 Support shall be made by no more than six (6) persons designated by OEM to receive such support and who have been fully trained in the use and support of the Changepoint Software. Changepoint shall also, during the term of this Agreement and for the period during which OEM is authorized to continue to provide support to End Users following termination of the Agreement, make electronically available to OEM on a continuous and ongoing basis through its Web Site Changepoint's then-current generally available database of support-related information, including, without limitation, bugs identified in the Changepoint Software together with fixes, workarounds or other responses developed by Changepoint to support its own customers.

         (c) OEM shall inform all End Users that OEM is the sole support contact for the OEM Application Suite and that Changepoint is not responsible for supporting End Users in their use of the Changepoint Software. OEM will also include within the OEM Application Suite or the OEM Documentation, as appropriate, a conspicuous description of the Level 1 Support and Level 2 Support it provides and the method and means that End Users shall use to contact OEM to receive such services.

         (d) OEM agrees to provide End Users with support for the current and immediately previous Version of the Changepoint Software Integrated into an OEM Application Suite.

                         ARTICLE 9 - PRICES AND PAYMENT

9.1      END USER LICENSE FEES

         (a) OEM shall be entitled to charge license fees to End Users in respect of an OEM Application Suite as OEM, in its sole discretion, sees fit.

         (b) OEM shall remit royalties to Changepoint in respect of the licensing to the OEM Application Suite, calculated in the manner set out in Schedule D (the "License Fee Royalties").

         (c) For End User Licenses granted by OEM to End Users in the Territory during the period through June 30, 2000, OEM may remit the License Fee Royalties, less ***.

9.2      MAINTENANCE FEES

         For each Customer Maintenance Agreement entered into by OEM, OEM shall pay to Changepoint a royalty calculated in the manner set out in Schedule D (the "Maintenance Fee Royalty").

9.3      PAYMENT OF FEES

         All License Fee Royalties and Maintenance Fee Royalties in respect of a calendar quarter shall be due and payable within forty-five (45) days of the end of such quarter. Any other fees or charges hereunder shall be due within thirty
(30) days of receipt of invoice by the party owing such fees or charges.

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

9.4      RECORDS AND REPORTS

         (a) Within fifteen (15) days following the end of each calendar month during the term of this Agreement, OEM will submit to Changepoint a report in a form reasonably acceptable to Changepoint setting forth separately the number of OEM Application Suites licensed to End Users during the preceding month and the End Users with whom OEM has Customer Maintenance Agreements. The report shall also contain a calculation of the royalties and other payments due to Changepoint in respect of the month.

         (b) OEM agrees to keep full and accurate books of accounts and records regarding the manufacture, sublicensing and commercial distribution of the OEM Application Suite in sufficient detail to enable the payments to be made and the other obligations of OEM hereunder to be verified by Changepoint. Changepoint may, at its expense, designate an independent accountant, certified public accountant or auditor to audit such books and records. If any such audit results in a finding that additional, unreported payments are due to Changepoint that exceed the amount paid to Changepoint during the same payment period(s) by over seven and a half percent (7 1/2%), then OEM will additionally be obligated to pay for the expense of the audit. If the audit determines that additional, unreported payments are due, such amounts shall be immediately payable.

9.5      PRICE LIST

         Changepoint may amend or change its then current Price List by notice in writing to OEM. The amendments and changes shall become effective sixty (60) days following the delivery of the notice to OEM. However, the Price List shall remain effective for a period of up to one hundred and twenty (120) days with respect to proposals submitted to Prospects by OEM prior to receipt of the new Price List. In the event that Changepoint's List Price increases by one hundred percent (100%) or decreases by forty percent (40%) during any calendar year, the parties shall meet to discuss the effect of such increase or decrease and determine in good faith whether the annual Sales Target and/or the royalty payment scale should be adjusted to reflect such increase or decrease.

9.6      TAXES

         All amounts payable under this Agreement are exclusive of and OEM agrees that it shall pay any sales, use, rental, personal property, value added, consumption or other tax that may be assessed in any jurisdiction based upon, arising out of or related to this Agreement, except for tax based on the net income of Changepoint.

                    ARTICLE 10 - TRADE-MARKS, TRADE PRACTICES
                            AND INTELLECTUAL PROPERTY

10.1     USE OF TRADE-MARKS

         OEM shall make no use of trade-marks, trade names or other trade designations, whether registered or unregistered (a "Trade-Mark"), of Changepoint without the prior written consent of Changepoint; provided, however, that the consent of Changepoint is hereby granted for OEM's use of a Trade-Mark (a) to effect the branding and proprietary notices required by Changepoint under this Agreement, and (b) during the first six
(6) months following the Effective Date, to the extent that such use is limited to OEM's use of Changepoint Promotional Materials, Changepoint Documentation and Changepoint Software in connection with its licensed reproduction, marketing, distribution and support of the Changepoint Software prior to the completion of relevant Integration efforts. OEM acknowledges that Changepoint has and will have substantial goodwill in the trade-marks used in conjunction with the Changepoint Software and OEM agrees that it will not do anything that could injure, diminish or depreciate the value of the goodwill associated with the trade-marks or the business of Changepoint. All goodwill associated with the use of any Changepoint Trade-Mark shall enure exclusively to Changepoint.

10.2     PROPRIETARY LEGENDS

         On all copies of the OEM Application Suite and applicable media therefor, made by OEM, OEM shall display proprietary, copyright, trademark and other proprietary legends of Changepoint in the form and locations reasonably requested by Changepoint. OEM may also display its own proprietary, copyright, trademark and other proprietary legends in conjunction with the OEM Application Suite. OEM shall not, however, indicate that the copyright or any other Intellectual Property Right in the Changepoint Software is owned by or proprietary to OEM.

10.3     CONDUCT OF BUSINESS

         OEM will conduct its business of marketing the OEM Application Suite in a manner that will reflect favourably on the good name and reputation of Changepoint and the Changepoint Software. In particular, OEM agrees to comply with all applicable national, international and local laws, ordinances, and regulations in its dealings with Changepoint and in performing its obligations under this Agreement and OEM will refrain from engaging in any unfair, or deceptive trade practice, or unethical business practice whatever, or practice that could unfavourably reflect upon Changepoint or the Changepoint Software and Documentation.

10.4     OWNERSHIP OF CHANGEPOINT INTELLECTUAL PROPERTY

          (a) OEM acknowledges that Changepoint and/or licensors of Changepoint are the owners of all Intellectual Property Rights in the Changepoint Intellectual Property.

         (b) Changepoint shall own all Intellectual Property Rights in and to all Upgrades and Changes to the Changepoint Intellectual Property, except for any Change the ownership of which is to be owned by OEM pursuant to the provisions of Section 10.6; provided, however, that during the Term of this Agreement, any such Changepoint Changes shall be deemed Changepoint Software for purposes of this Agreement.

10.5     OWNERSHIP OF OEM INTELLECTUAL PROPERTY

         OEM shall retain ownership of Intellectual Property Rights in Integrative Code except for: (i) any previously owned materials that Changepoint may provide to OEM to assist OEM in the development of the Integrative Code; and
(ii) any discrete modules/programs that are developed by Changepoint in providing such assistance. OEM agrees that Changepoint shall own all Intellectual Property Rights in the materials described in clauses (i) and (ii) above.

10.6     OWNERSHIP OF CHANGES

         The parties agree that the Changes and all Intellectual Property Rights in and to Changes shall be owned as follows:

         (a) if developed by Changepoint, it shall be owned by Changepoint and the licenses granted to OEM pursuant to Sections 2.1(a) and 2.1(b) shall apply to such Changes; and

         (b) if developed by OEM pursuant to Section 6.1(c), then subject to any agreement to the contrary by the parties, it shall be owned by OEM. However, and for greater certainty, OEM shall not own or have any Intellectual Property Right in any part of any intellectual property or software which forms part of the Changepoint Software. OEM may market and distribute such Change in conjunction with the Changepoint Software. Changepoint shall have the option by notice to OEM to purchase the Change and all Intellectual Property Rights therein or to obtain a license to market, distribute, reproduce, create derivative works and sublicense such Change. Upon a request by Changepoint, the parties will use good faith efforts to agree upon the terms of any such sale or licensing of such Change. Failing agreement, Changepoint shall have the option of submitting any dispute as to the price or terms of any such license or sales to arbitration pursuant to the provisions of
                  Section 14.12.

10.7     RESIDUAL INFORMATION

         The provisions related to ownership of Changes and Integrative Code referred to in Sections 10.5 and 10.6 shall not restrict internal business use of "Residual Information" by a party to develop a competitive or comparable software feature or product where such Residual Information was obtained in connection with the party's development of a Change or Integrative Code provided however that neither party knowingly uses the Confidential Information of the other party. "Residual Information" as used in this section means technical information which is retained in the unaided memories of a parting party receiving technical information from the other party's employees or contractors. However, nothing in this Section 10.7 grants the receiving party any right or license under any trademark, copyright or patent now or hereafter owned or controlled by the party disclosing the technical information. For the avoidance of doubt, nothing herein shall prevent the party not owning a Change or Integrative Code from developing a similar Change or Integrative Code provided that none of the Intellectual Property Rights of the other party is used in the course of such development.

10.8     FURTHER ASSURANCES

         To the extent that any Intellectual Property Rights do not vest automatically in the party that is to own the rights pursuant to this Article, the other party assigns (and to the extent necessary agrees to assign) all relevant Intellectual Property Rights in and to such Changes or Integrative Code to the other party.

                      ARTICLE 11 - CONFIDENTIAL INFORMATION

11.1     CONFIDENTIAL OBLIGATION

         Each party acknowledges that Confidential Information will be exchanged between the parties pursuant to this Agreement. Each party shall use no less than the same means it uses to protect its similar confidential and proprietary information, but in any event not less than reasonable means, to prevent the disclosure and to protect the confidentiality of the Confidential Information of the other party. Except as otherwise provided herein, each party agrees that it will not use the Confidential Information of the other party except for the purposes of this Agreement and will not disclose such Confidential Information or make it available to third persons other than to its full-time employees or its professional consultants having a need for access to such Confidential Information in connection with their employment with such party and with respect to whom such party takes steps, no less rigorous than those it takes to protect its own proprietary information, but in any event not less than reasonable means, to prevent such employees or professional consultants from acting in a manner inconsistent with the terms of this Agreement. Information disclosed by either party, in any form regarding pre-released products, access numbers and passwords provided to the Recipient party, shall be deemed to be Confidential Information. OEM and Changepoint, and their respective Affiliates, shall treat the terms and conditions of this Agreement as confidential; however, either party may disclose such information in confidence to its immediate legal and financial consultants as required in the ordinary course of that party's business. Nothing in this Section shall be construed to require either party to refuse to disclose any information as and to the extent required by valid judicial or governmental order, as long as such party makes reasonable efforts to provide the other party sufficient prior notice to permit it to meaningfully contest such order.

11.2     PUBLICLY KNOWN INFORMATION

         Notwithstanding Section 11.1, the Recipient of Confidential Information may use or disclose the Confidential Information to the extent that such Confidential Information is (i) already known by the Recipient without an obligation of confidentiality, (ii) publicly known or becomes publicly known through no unauthorized act of the Recipient, (iii) rightfully received from a third party, (iv) independently developed by the Recipient without use of the information of the Disclosing Party, (v) approved by the Disclosing Party for disclosure, or (vi) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Recipient provides the other party with notice of such requirement prior to any such disclosure and takes all reasonable steps available to maintain the information in confidence.

11.3     RETURN OF CONFIDENTIAL INFORMATION

         Upon the termination or expiration of this Agreement, each party will return to the other all programs, documents and information, however recorded, which contain any of the other's Confidential Information. Notwithstanding the foregoing, OEM may retain a copy of that portion of Changepoint's Confidential Information to the extent necessary to exercise its rights under Section 13.5(a).

11.4     THIRD PARTY INFORMATION

         Each party agrees not to disclose or deliver to the other any proprietary, confidential, secret or private information or intellectual property including any software of any third person which it is under a duty or has contracted not to disclose, without the prior written consent of such third person and the other party.

11.5     LOSS OF CONFIDENTIAL INFORMATION

         In the event of any unauthorized disclosure or loss of, or inability to account for, Confidential Information of the furnishing party, the receiving party will notify the furnishing party immediately.

11.6     REVERSE ENGINEERING

         (a) OEM acknowledges that the Changepoint Software is valuable Confidential Information of Changepoint or licensors of Changepoint. Accordingly, OEM agrees not to disassemble, decompile, translate or convert into human readable form or into another computer language, reconstruct or decrypt or reverse engineer, all or any part of the Changepoint Software.

         (b) Changepoint acknowledges that the OEM Software is valuable Confidential Information of OEM or licensors of OEM. Accordingly, Changepoint agrees not to disassemble, decompile, translate or convert into human readable form or into another computer language, reconstruct or decrypt or reverse engineer, all or any part of the OEM Software.

11.7     ENFORCEMENT OF CONFIDENTIALITY OBLIGATION

         Each of OEM and Changepoint acknowledges and agrees that irreparable injury may result to the other party if such party breaches the provisions of this Agreement relating to Confidential Information and that damages may be an inadequate remedy in respect of such breach. Each party hereby agrees in advance that, in the event of such breach, the other party shall be entitled to seek, in addition to such other remedies, damages and relief as may be available under applicable law, the granting of injunctive relief in such party's favour.

                      ARTICLE 12 - WARRANTIES AND COVENANTS

12.1     CHANGEPOINT WARRANTIES

         Changepoint represents, warrants and covenants to OEM that (i) it has the right and power to enter into and fully perform this Agreement, (ii) in entering into this Agreement, Changepoint is not and will not be in breach of any contractual or other obligation to any third party, (iii) that, in the form delivered by Changepoint, the Changepoint Software and the Changepoint Upgrades will not contain any virus, and (iv) the pricing practices (fee or free) that it applies in connection with Upgrades and Maintenance Releases under this Agreement for the benefit of End Users shall be the same as are applied to Changepoint's own end users.

12.2     LIMITED WARRANTY

         Changepoint warrants, for the benefit only of OEM, that (i) the Changepoint Software conforms in all material respects to the Documentation when used as specified in the Documentation and within the scope of the license granted to OEM herein and (ii) the Changepoint Software shall be able to accurately process date data (including but not limited to, calculating, comparing and sequencing) from, into and between the 20th and 21st century, however, such warranty does not apply to any failure to process date data that results from any software other than the Changepoint Software or that relates to accepting data from any software or hardware not supplied by Changepoint, (the "Software Warranty"). The Software Warranty does not apply (i) to the extent that OEM has changed, modified or enhanced the Changepoint Software, except as authorized under this Agreement (e.g., the cosmetic rebranding contemplated under Section 2.1(a)) and then only to the extent of such change, modification or enhancement (ii) if the failure to conform to the Documentation is due to its use in combination with the OEM Software or the Integration thereof with the Changepoint Software; or (iii) the Changepoint Software is not used as specified by Changepoint in the Changepoint Documentation or if the failure to comply with the Documentation is due to computer equipment or third party product malfunctions or any cause external to the Changepoint Software; or (iv) Changepoint has not been notified of the existence and nature of such nonconformity or defect after discovery of same by OEM. OEM shall be entitled to extend End Users warranties that are similar to the Software Warranty provided that any such warranty claims by End Users shall be made to and handled by and through OEM, without the visible involvement of Changepoint.

12.3     EXCLUSIVE REMEDIES

         (a) For any breach of the Software Warranty, OEM's sole and exclusive remedies and Changepoint's entire obligation shall be to use reasonable efforts to fix, bypass or replace the portions of the Changepoint Software that fail to substantially comply with the Software Warranty; or, in the event such reasonable efforts are unsuccessful, to accept a return of the defective software and provide to OEM a complete refund of the applicable License Fee Royalty and Maintenance Fee Royalty provided that OEM has paid or is legally obligated to pay such amounts to an End User.

         (b) Changepoint makes no representations or warranties of any kind with respect to the operation or use of any Third Party Software.

         (c) The remedies in this Section 12.3 are expressly in lieu of any or all other remedies in warranty that may be available to OEM resulting from the use, performance, non-performance, or quality of any of the Changepoint Software; provided, however, that in no event shall the warranty coverage afforded End Users hereunder be more limited than that provided to Changepoint licensees under Changepoint's standard end user license agreement, a copy of which is attached hereto as Schedule G.

12.4     INTELLECTUAL PROPERTY

         (a) Changepoint or licensors of Changepoint will defend, at its expense, any action brought against OEM or an End User to the extent that it is based on a claim that the use of the Changepoint Software within the scope and as authorized by this Agreement infringes any Canadian or United States copyright, patent or trade secret of any third person and will indemnify OEM or an End User from any costs, damages, and legal fees finally awarded against OEM or an End User by a court of competent jurisdiction from which no appeal is taken or from which all appeals have been dismissed in such action which are attributable to such claim and pay any settlements approved in writing by Changepoint; provided that OEM and/or the End User, as applicable, notifies Changepoint promptly in writing of same; and provided further that OEM and/or the End User, as applicable, permits Changepoint or licensors of Changepoint to defend, compromise or settle the claim and provides all available information, assistance and authority to enable Changepoint or its licensors to do so. Changepoint shall not be liable to reimburse OEM or an End User for any compromise or settlement made by OEM or the End User without Changepoint's prior written consent, or for any legal fees or expenses incurred by OEM in connection with such claim. Neither OEM nor an End User shall have authority to settle any claim on behalf of Changepoint.

         (b) In the event Changepoint receives information concerning an Intellectual Property Right infringement claim (including a claim referred to in Section 12.4(a) related to the Changepoint Software, it may, at its expense and without obligation to do so, either (i) procure for (A) OEM the right to continue to use the allegedly infringing Changepoint Software in accordance with the provisions of this Agreement, and (B) the End User the right to continue to use the allegedly infringing Changepoint Software, (ii) replace or modify the Changepoint Software to make it not infringing, in which case, OEM shall thereupon cease distribution and copying of the allegedly infringing Changepoint Software and shall distribute to and install for End Users, at Changepoint's sole expense, the replacement or modified software, or (iii) terminate this Agreement whereupon OEM shall cease all distribution and copying of the allegedly infringing Changepoint Software except to the extent contractually required to do so prior to the termination by Changepoint, and Changepoint shall refund to OEM the full amount of the applicable License Fee Royalties less depreciation for actual use calculated at the rate of twenty percent (20%) per annum on a straight-line basis calculated from the date of the commencement of such use.

         (c) Changepoint shall have no liability for any Intellectual Property Right infringement claim based on (i) OEM's distribution and copying of the allegedly infringing Software following termination of this Agreement by Changepoint as provided for in paragraph (b)(iii) above except to the extent authorized by such clause, (ii) OEM's or any End User's internal use of any Changepoint Software which continues after Changepoint's notice that OEM and all End Users to which OEM has distributed directly or indirectly the allegedly infringing Changepoint Software should cease using the allegedly infringing Changepoint Software due to a claim; (iii) combination of the Changepoint Software with any other non-Changepoint product, program or data to the extent the infringement would not occur absent such combination; (iv) any claim that the infringement results from or relates to the Third Party Software except to the extent the infringement is attributable to the Changepoint Software; (v) adaptation or modification of any Changepoint Software except to the extent the infringement would not occur absent such adaptation or modification; or (vi) that relates solely to the use, copying, or distribution of the OEM Software or the Integrative Code except for those portions (if any) of the Integrative Code which may be owned by Changepoint pursuant to the provisions of Section 10.5. For claims in this
Section 12.4(c) for which OEM is responsible, OEM agrees to defend, at its expense, any action brought against Changepoint and its Affiliates to the extent of the same, and to indemnify Changepoint and its Affiliates from and against all damages, costs and expenses, including reasonable attorney's fees finally awarded against Changepoint and its Affiliates by a court of competent jurisdiction from which no appeal is taken or from which all appeals have been dismissed in such action which are attributable to such claim and to pay any settlements approved in writing by OEM; provided that Changepoint notifies OEM promptly in writing of same; and provided further than Changepoint permits OEM to defend, compromise or settle the claim and provides all available information, assistance and authority to enable OEM to do so. OEM shall not be liable to reimburse Changepoint for any compromise or settlement made by Changepoint without OEM's prior written consent, or for any legal fees or expenses incurred by Changepoint in connection with such claim. Changepoint shall have no authority to settle any such claim on behalf of OEM.

         (d) For any Intellectual Property Right claim attributable in part to the Changepoint Software and in part to the OEM Software, OEM and Changepoint each agree to contribute to any liability resulting from such Intellectual Property Right claim in proportion to such party's comparative responsibility in causing such liability.

         (e) This Section 12.4 states the entire liability of Changepoint and OEM and Changepoint's and OEM's sole remedies, respectively with respect to any Infringement Claim.

12.5     DISCLAIMER

         (a) EXCEPT FOR THE EXPRESS WARRANTIES CONTAINED HEREIN, THERE ARE NO OTHER WARRANTIES OR CONDITIONS WHETHER EXPRESS OR IMPLIED HEREIN MADE BY EITHER PARTY, INCLUDING ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR THOSE ARISING BY STATUTE OR OTHERWISE BY LAW OR FROM A COURSE OF DEALING OR USE OF TRADE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED.

         (b) IN NO EVENT WILL CHANGEPOINT OR OEM BE LIABLE FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE, LOST BUSINESS REVENUE, LOSS OF PROFITS, LOSS OF DATA, FAILURE TO REALIZE EXPECTED PROFITS OR SAVINGS, DAMAGES FOR DELAY, EXEMPLARY OR PUNITIVE

DAMAGES OR ANY CLAIM AGAINST OEM BY ANY OTHER PERSON EVEN IF OEM OR CHANGEPOINT, AS THE CASE MAY BE, HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE.

         (c) EACH PARTY'S MAXIMUM LIABILITY TO THE OTHER UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED THE AMOUNTS PAID BY OEM TO CHANGEPOINT AS OF THE DATE THE CLAIMING PARTY FIRST BECAME AWARE OR OUGHT TO HAVE BECOME AWARE OF SUCH CLAIM. PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL EXCLUDE OR RESTRICT A PARTY'S LIABILITY FOR DEATH OR PERSONAL INJURY ARISING FROM THE NEGLIGENCE OF THE PARTY OR ITS EMPLOYEES WHILE ACTING IN THE COURSE OF THEIR EMPLOYMENT.

         (d) Each party shall be liable to the other as expressly provided for in this Agreement but shall have no other obligation, duty or liability whatsoever in contract, tort or otherwise to the other including any liability for negligence.

         (e) The limitations, exclusions and disclaimers in this agreement shall apply irrespective of the nature of the cause of action, demand, or action by either party, including but not limited to breach of contract, negligence, tort or any other legal theory and shall survive a fundamental breach or breaches or the failure of the essential purpose of this Agreement or of any remedy contained herein. Notwithstanding the foregoing, the limitations, exclusions and disclaimers in Sections 12.5(b) and 12.5(c) shall not apply to any claim or breach of Sections 2.5, 2.6 or 12.4 or Articles 10 or 11.

         (f) Neither party shall be responsible or liable for any loss, damage or inconvenience suffered by the other or by any third person, to the extent that such loss, damage or inconvenience is caused by the failure of the other party to comply with its obligations under this Agreement.

         (g) The parties expressly waive any right to a jury trial regarding disputes arising from or related to this Agreement.

12.6     WARRANTY AND COVENANTS OF OEM

         (a) OEM represents, warrants and covenants to Changepoint that (i) it has the right and power to enter into and fully perform this Agreement, and (ii) in entering into this Agreement, OEM is not and will not be in breach of any contractual or other obligation to any third party.

         (b) OEM agrees to provide End Users with support of a technical nature for all aspects of the OEM Application Suite including its installation and use; provided, however, that Changepoint provides the services described in Section 8.1(a) and the implementation assistance described in Section 3.4. To this end OEM shall employ and make available to End Users technically qualified personnel in sufficient numbers to provide such services.

                              CONFIDENTIAL TREATMENT

         (c) During the term of this Agreement, Changepoint will provide to OEM Maintenance Releases for the Changepoint Software. OEM will use commercially reasonable efforts to enter into Customer Maintenance Agreements with End Users to provide support and maintenance to End Users. OEM agrees to offer maintenance and support services to all End Users and to assist End Users who have purchased Customer Maintenance Agreements in the installation and use of Changepoint Upgrades delivered by Changepoint hereunder.

         (d) OEM shall not make to any End User any representation or warranty with respect to the Changepoint Software or any Changepoint Upgrades or the use thereof in the name of, as agent for, or on behalf of Changepoint.

         (e) OEM agrees to defend, indemnify and hold Changepoint harmless from and against any and all claims arising as a result of any claim by an End User regarding: (i) OEM's improper installation or Integration of the Changepoint Software or any Changepoint Upgrades; (ii) any computer software virus introduced by OEM that can be demonstrated to have been in the copy of the Changepoint Software or any Changepoint Upgrades delivered to the End User; and
(iii) its use or inability to use the Changepoint Software if such claim would not have occurred solely from the use of the Changepoint Software or the Changepoint Upgrade.

                        ARTICLE 13 - TERM AND TERMINATION

13.1     TERM

         The term of this Agreement shall commence on the Effective Date and shall continue until December 31, 2001. Thereafter it shall automatically renew up to four (4) successive one (1) year periods if OEM meets at least *** of the then-current year's Sales Target, set in accordance with Section
5.4. If OEM does not meet *** of such Sales Target, renewal for an additional one (1) year period shall be at Changepoint's discretion. If Changepoint elects not to renew the Agreement, it shall terminate one hundred and eighty
(180) days from the provision of a notice from Changepoint to OEM of its decision not to renew. Unless otherwise agreed to by the parties in writing this Agreement shall terminate no later than December 31, 2005.

13.2     TERMINATION

         To the extent permitted by applicable law, either party may terminate this Agreement by notice in writing to the other party in the event that (i) a receiver, trustee, liquidator, administrator or administrative receiver should be appointed for either party or its property, (ii) either party should become insolvent or unable to pay its debts as they mature or cease to pay its debts as they mature in the ordinary course of business, or makes an assignment for the benefit of creditors, or makes a proposal to its creditors or files a notice of intention to do so, (iii) any proceedings should be commenced against either party under any bankruptcy, insolvency, or debtor's relief law, and such proceedings shall not be vacated or set aside within fifteen (15) days from the date of commencement thereof, or (iv) either party should be liquidated or dissolved.

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

13.3     TERMINATION FOR CAUSE

         (a) Changepoint may terminate this Agreement immediately upon written notice to OEM in the event that (i) OEM fails to make any payment as and when due to Changepoint (unless such payment is disputed by OEM) or fails to provide the reports required pursuant to Section 9.3, and, in either case, fails to cure same within thirty (30) days of receiving notice of such failure from Changepoint or (ii) OEM fails to perform or breaches any material obligation, duty or responsibility imposed on it under this Agreement and, in the event any of the foregoing occur, OEM fails to cure such default or terminate such event within thirty (30) days of receiving notice of such failure/breach from Changepoint.

         (b) OEM may terminate this Agreement immediately upon written notice to Changepoint in the event that Changepoint fails to perform or breaches any material obligation, duty or responsibility imposed under this Agreement, including payment of any monies which may become due and owing to OEM hereunder (unless such payment is disputed by Changepoint), and fails to cure such default within thirty (30) days of receiving notice of such failure/breach from OEM.

13.4     TERMINATION FOR CONVENIENCE

         OEM may terminate this Agreement for convenience upon ninety (90) days prior written notice.

13.5     EFFECT OF TERMINATION

         (a) Upon termination or expiration of this Agreement for any reason other than for breaches by OEM of the provisions of Article 11 (Confidential Information), or Section 2.6, or the failure of OEM to make any of the payments due to Changepoint hereunder (unless such payment is the subject of a good faith dispute between the parties), OEM may continue to provide support and maintenance services to End Users for a period of three (3) months, or until the expiry of the Customer Maintenance Agreement (provided that such expiry date is a maximum of twelve (12) months from the date of expiration or termination of this Agreement), whichever is greater.

         (b) Upon termination or expiration of this Agreement for any reason:

                  (i) OEM shall notify End Users of the termination of this Agreement and offer them the option of contracting with Changepoint directly for maintenance;

                  (ii) the License shall terminate and OEM shall cease all Integration, reproduction and distribution of the Changepoint Software and the OEM Application Suite;

                  (iii) End User Licenses permitted hereunder and which have been granted prior to the termination of this Agreement shall survive the termination for as long as the End Users are not in breach of their respective End User Licenses;

                  (iv) Changepoint and OEM will co-operate to minimize any negative publicity regarding the other that could arise from the termination of the relationship; and

                  (v) Changepoint and OEM will work jointly in good faith to establish a process and cost sharing arrangement for maintaining the interfaces between the Changepoint Software and the other programs in the OEM Application Suite for those End Users that wish to continue to use the OEM Application Suite.

13.6     RETURN OF MATERIALS

         Upon termination of this Agreement for any reason, OEM agrees promptly to return or destroy, at Changepoint's option all materials provided by, or which reference in any way, Changepoint or the Changepoint Software except such Changepoint Technical Documentation as may be necessary for OEM to exercise its rights under Section 13.5(a); provided, however, that following the termination of such End User support as is authorized under such Section, OEM shall promptly return or destroy, at Changepoint's option, any such retained materials. Effective upon the termination of this Agreement, OEM shall cease to use all trade-marks, marks and trade names of Changepoint. Upon termination of this Agreement for any reason, Changepoint agrees promptly to return or destroy, at OEM's option all materials provided by OEM or which reference in any way, OEM or the OEM Software.

13.7     SURVIVAL

         The provisions of Articles 9 ( other than 9.1 and 9.5), 10 (other than
10.2 and 10.3), and 11 and Sections 2.4, 2.5, 2.6, 7.1(d), 12.4, 12.5, 12.6(e),
13.5 13.6, 13.7, 14.7, 14.10, 14.12 and 14.13 shall remain in force and effect after the termination or expiration of this Agreement until such time as the parties may mutually agree to the release of the obligations contained herein. In addition, the provisions of Article 8 shall survive the termination or expiration of this Agreement for such period as OEM continues to provide support to End Users as authorized under Section 13.5(a).

                              ARTICLE 14 - GENERAL

14.1     ASSIGNMENT

         (a) Neither this Agreement nor any rights or obligations of a party hereto may be assigned by OEM without the prior written consent of Changepoint, which consent will not be unreasonably withheld or delayed. Any such purported assignment without such consent shall be void. Notwithstanding the foregoing, OEM may assign this Agreement in connection with the sale of all or substantially all of its assets provided OEM provides reasonable notice of same to Changepoint. Further, such assignment shall not be effective as between the parties until such time as the assignee agrees in writing with Changepoint to be bound all the provisions of this Agreement.

         (b) Notwithstanding the foregoing, if OEM assign this Agreement in connection with the sale of all or substantially all of its assets or merges or amalgamates with one or more entities that are a direct competitor of Changepoint, OEM agrees that Changepoint may terminate this Agreement immediately upon written notice to OEM.

         (b) Changepoint may assign this Agreement or any of its rights or obligations on written notice to OEM. Notwithstanding the foregoing, if Changepoint assigns this Agreement to a direct competitor of OEM, OEM may exercise its right to terminate this Agreement for convenience pursuant to
Section 13.4.

         (c) This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

14.2     FORCE MAJEURE

         If the performance of this Agreement, or of any obligation hereunder, by either party is interfered with by fire, explosion, an Act of God, war, revolution, civil commotion, an act of public enemies, the prohibition of exportation or importation or any other causes beyond the reasonable control of the party then such party will be excused from performance to the extent of such interference and the other party will likewise be excused from performance of its obligations to the extent such party's obligations relate to the performance so interfered with.

14.3     MODIFICATIONS AND AMENDMENTS

         No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by the parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

14.4     RELATIONSHIP BETWEEN THE PARTIES

         Nothing contained in this Agreement shall be construed to give either party the power to direct or control the day-to-day activities of the other. Changepoint and OEM are independent persons and nothing herein shall be construed to create any partnership, joint venture, agency or other similar relationship. Neither party has the power or authority, directly or indirectly, or through its servants to bind the other party to any agreement with any third person or otherwise to contract, or enter into a binding relationship or make any representation, warranty or contractual commitment for or on behalf of the other party. Neither of the parties shall be or become liable or bound by any agreement, representation, act or omission whatsoever of the other party unless specifically provided for in this Agreement.

14.5     EXPORT CONTROLS

         OEM acknowledges that the license and distribution of the Changepoint Software are subject to the export control laws and regulations of Canada and the United States of America, and any amendments thereof, which restrict exports and re-exports of software, technical data, and direct products of technical data, including services derived from the use of the Changepoint Software. OEM agrees that it will not export or re-export any Changepoint Software, or any information and documentation related thereto, directly or indirectly, without first obtaining permission to do so as required by all applicable laws or regulations to any countries, End Users or for any end uses that are restricted by the Canadian or United States export laws and regulations, and any amendments thereof.

14.6     RESTRICTED RIGHTS

         No licensing of the OEM Application Suite shall be made to the United States Government without the prior written agreement of Changepoint as to the form and substance of the restricted rights legends to be applied to the OEM Application Suite.

14.7     NOTICES

         Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered or certified first class mail, by Federal Express or other express courier or by electronic means of communication addressed to the recipient as follows:

                  To Changepoint:

                  1595 Sixteenth Avenue
                  Suite 702
                  Richmond Hill, Ontario
                  L4B 3N9

                  Telecopy:          (905) 886-7023
                  Attention:        Chief Financial Officer

                  To OEM:

                  45 Shawmut Road
                  Canton, Massachusetts
                  USA 02021

                  Telecopy:         (781) 830-9340
                  Attention:        Chief Financial Officer

or to such other address, individual or electronic communication number as may be designated hereafter from time to time by notice given by either party to the other. Any demand, notice or other communication given by personal delivery or express courier shall be conclusively deemed to have been given on the business day of actual delivery thereof and, if given by registered or certified mail, on the 4th business day following the deposit thereof in the mail and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the business day during which such normal business hours next occur if not given during such hours on any day. If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such demand, notice or other communication shall not be mailed but shall be given by personal delivery, express courier or by electronic communication.

14.8     SEVERABILITY

         If a court or other lawful authority of competent jurisdiction declares any provision or Section of this Agreement invalid, illegal or unenforceable, this Agreement will continue in full force and effect with respect to all other provisions and Sections and giving as much adherence as lawful to the spirit of the invalid, illegal or unenforceable clause, and all rights and remedies accrued under such other provisions and Sections will survive any such declaration.

14.9     PRESS RELEASE

         OEM and Changepoint shall jointly develop a press release or similar statement, mutually acceptable to both parties, describing the existence of the relationship contemplated by this Agreement and the scope of their respective activities and furtherance hereof. Each party shall be entitled to publish the press release or similar statement.

14.10    GOVERNING LAW

         This Agreement shall be exclusively governed by and construed in accordance with the laws in force in the State of New York without reference to its conflict of laws principles. Both parties submit to the jurisdiction of the courts of the State of New York for any legal action arising out of this Agreement or the performance of the obligations hereunder which shall be the exclusive forum for any claim brought hereunder. This Agreement, and the rights and obligations of the parties under this Agreement, will not be governed by the provisions of the 1980 UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

14.11    COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and of which taken together shall be deemed to constitute one and the same instrument.

14.12    DISPUTE RESOLUTION AND ARBITRATION

         In the event that any dispute or disagreement arises between OEM and Changepoint with respect to (i) the interpretation of any provision of this Agreement, (ii) the performance of Changepoint or OEM under this Agreement, or
(iii) any other matter related to this Agreement, upon the written request of either party, the parties will meet for the purpose of resolving such dispute. The parties agree to discuss the problem and negotiate in good faith without the necessity of any formal proceedings related thereto. No formal proceedings for the resolution of such dispute may be commenced until either party concludes in good faith that the applicable resolution through continued negotiation of the matter in issue does not appear likely. The parties further agree that all disputes hereunder which cannot be settled in the manner hereinbefore described (any such dispute is referred to here as a "Dispute") will be settled by final and binding arbitration conducted in accordance with the American Arbitration Association (or any successor thereto), as amended from time to time. Judgment upon the award rendered in any such arbitration may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an enforcement, as the law of such jurisdiction may require or allow. Notwithstanding the foregoing, disputes with respect to any infringement claim including without limitation any claim based on the infringement, violation or misappropriation of any Intellectual Property
Right shall not be settled by arbitration, without the prior written consent of the parties.

         The arbitration panel will be composed of one person appointed by the party requesting the arbitration (the "Applicant"), one person appointed by the other party (the "Respondent") and a third person to act as chairperson, chosen by the two arbitrators, or, if both parties agree, the arbitration panel will consist of a sole arbitrator. No person may be appointed as an arbitrator unless he or she is independent of the Applicant and Respondent, is skilled in the subject matter of the Dispute and is not directly or indirectly carrying on or involved in a business being carried on in competition with the business of the parties. The decision of the arbitration panel shall be made by a majority vote or by the sole arbitrator, as the case may be. In the event of the failure of the arbitration panel to reach a majority decision, the decision of the chairperson shall constitute the decision of the arbitration panel. The venue for the arbitration shall be at New York City, New York unless otherwise agreed to by the parties in writing. The arbitration shall be conducted pursuant to the legislation in the State of New York implementing the MODEL LAW ON INTERNATIONAL COMMERCIAL ARBITRATION adopted by the United Nations Commission on International Trade Law.

14.13    ENTIRE AGREEMENT

         This Agreement and the schedules attached hereto constitute the entire Agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and Agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, provisions, undertakings or collateral Agreements, expressed, implied or statutory, between the parties other than as expressly set forth in this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the Effective Date by their duly authorized officers.

CHANGEPOINT INC.                         SOFTRAX CORPORATION

Per: _______________________________     Per: ________________________________


Title: _____________________________     Title: ______________________________

                                  SCHEDULE A-1

                              CHANGEPOINT SOFTWARE

SQL Edition:

         Service Delivery Management

         Project and Resource Management

         Customer Relationship Management

         Support Management

         Guest User Access

                                  SCHEDULE A-2

                                  OEM SOFTWARE

SOFTRAX Financial applications

SOFTRAX Operations applications

SOFTRAX Web applications

                                   SCHEDULE B

                   TERMS AND CONDITIONS FOR END USER LICENSES

The End User License shall contain the following provisions:

         -the Documentation may be used solely in conjunction with the applicable Changepoint Software provided to the End User.

         -the Changepoint Software must be used in and not transferred or exported outside of the Territory except in accordance with applicable laws and regulations regarding the export of technology enacted by the United States and/or Canadian government.

         -an express prohibition against the granting of sublicenses to any portion of the Changepoint Software or the OEM Application Suite without the prior written consent of OEM and Changepoint.

         -End Users may not make copies of the Changepoint Software, except for making back-up or archival copies thereof. All copies must include proprietary, copyright, trademark and other proprietary legends of Changepoint in the same form and locations as the legends appearing on or in the said software.

         -an acknowledgement that OEM or its licensors retain the title to and Intellectual Property Rights in the Changepoint Software.

         -an acknowledgement that the Changepoint Software contains trade secrets of licensors of OEM and a requirement that the End User use no less than the same means it uses to protect its similar confidential and proprietary information, but in any event not less than reasonable means, to prevent the disclosure and to protect the confidentiality of the said software.

         -a covenant not to disassemble, decompile, translate or convert into human readable form or into another computer language, reconstruct or decrypt or reverse engineer, all or any part of the Changepoint Software.

         -a requirement that upon the termination or expiration of the End User License that the End User return to OEM all copies of the Changepoint Software or certify to OEM that all copies have been destroyed and cease using the said software.

         -a disclaimer that licensors of OEM shall have no liability to End Users including any liability for damages, whether direct, indirect, incidental or consequential or for loss of profits arising from or related to the use of the Changepoint Software provided by OEM to the End User or the OEM Application Suite.

         -an acknowledgement that OEM's licensors of software are intended third party beneficiaries of the End User License and may enforce it directly against the End User.

                                   SCHEDULE C

                               TRAINING MATERIALS

End User Training Manual

Customer Relationship Training Manual

Revenue Management Training Manual

Service Delivery Training Manual

                             CONFIDENTIAL TREATMENT

                                   SCHEDULE D

                                    ROYALTIES

1.       LICENSE FEE ROYALTIES

         OEM will pay Changepoint License Fee Royalties on all licenses sold by OEM of Changepoint Software. For purposes of this Schedule, the term "License Fee" shall refer to the actual selling price of the Changepoint Software license charged by OEM. The License Fee Royalty paid will be calculated by multiplying the applicable Royalty Percentage (based on the table in section 1.1 below) by the greater of (a) the License Fee or (b) the Minimum Royalty Factor (as defined in section 1.3 below).

1.1  Royalty Percentage

       The Royalty Percentage to be used in
       calculating the License Fee Royalty
       payable by OEM to Changepoint
       hereunder shall be determined by the
       following table:


     -----------------------------------------------------------------------
       Aggregate Revenues in                        Applicable Royalty
       License Fees to OEM during                       Percentage
       Calendar Year
     -----------------------------------------------------------------------
       ***                                                  ***
     -----------------------------------------------------------------------
       ***                                                  ***
     -----------------------------------------------------------------------
       ***                                                  ***
     -----------------------------------------------------------------------
       ***                                                  ***
     -----------------------------------------------------------------------
       ***                                                  ***
     -----------------------------------------------------------------------



         For the purposes of this Schedule D, revenues received in calendar year 1999 shall be considered as received in calendar year 2000. In addition, the applicable royalty percentage shall be reduced by *** for all sales closed during the period beginning on the Effective Date and running through June 30, 2000.

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                             CONFIDENTIAL TREATMENT


         1.1.1 OEM may, at its option, lock in a royalty percentage rate to be applied from the first dollar of revenue in a calendar year by paying the fee associated with such rate as indicated in the following table:

                  ------------------------------------------------------------
                                           Royalty Percentage
                                          from $0 to commitment
                   Discount Level                 level                 Fee
                  ------------------------------------------------------------
                   ***                            ***                 ***
                  ------------------------------------------------------------
                   ***                            ***                 ***
                  ------------------------------------------------------------
                   ***                            ***                 ***
                  ------------------------------------------------------------



         1.1.2 Royalty payments for License Fee revenue in excess of the discount level contracted for would be calculated using the royalty percentage set forth in the table in section 1.1 above applicable to the aggregate revenue amount achieved by OEM for the applicable calendar year (including all revenues for which the contracted discount percentage was applied).

         1.1.3 In the event OEM elects to lock in a Royalty Percentage rate pursuant to the terms of section 1.1.1 above, the choice of the applicable rate will be made by January 1st of each year and an irrevocable commitment to pay Changepoint the associated fee will be required at that time. Payment of the fee will be made in 4 payments on the 15th day of February, May, August and November.

         1.1.4 If, at any time during the term of this Agreement, (a) Changepoint elects to integrate into the Changepoint Software or develops a new module for the Changepoint Software, in either event which incorporates or requires third party software, and (b) OEM, in its sole discretion, elects to include such additional third party software as integrated into or as an additional module to the Changepoint Software, and (c) Changepoint provides OEM the right hereunder to license such third party software to End Users, then OEM shall remit to Changepoint, with respect to each license of any such third party software, that amount which Changepoint actually paid to the third party for the license of such software plus fifty percent (50%) of the difference, if any, between the list price of such third party software and the amount which Changepoint actually paid to the third party for the license of such software.

1.2 Minimum Royalty Factor

         The current Price List is attached in Schedule E. For the calculation of the Minimum Royalty Factor, the then applicable list prices, as per section 9.5, will be used. The Minimum Royalty Factor shall be determined by selecting the list price for the license sold from the appropriate column(s) for the bands and number of seats purchased from the Price List, multiplied by the number of seats purchased and applying the additional discount from the table below:

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


                           CONFIDENTIAL TREATMENT

       -------------------------------------------------------
         SEATS                 ADDITIONAL DISCOUNT
       -------------------------------------------------------
         ***                           ***
       -------------------------------------------------------
         ***                           ***
       -------------------------------------------------------
         ***                           ***
       -------------------------------------------------------
         ***                           ***
       -------------------------------------------------------
         ***                           ***
       -------------------------------------------------------
         ***                           ***
       -------------------------------------------------------



         The resulting amount will be multiplied by the Royalty Percentage in
1.1 of this Schedule to determine the License Fee Royalty Amount.

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                            CONFIDENTIAL TREATMENT

2.       MAINTENANCE FEE ROYALTIES

         OEM will pay Changepoint Maintenance Fee Royalties on all Customer Maintenance Agreements for licenses sold by OEM. For purposes of this Schedule, the term "License Fee" shall refer to the actual selling price of the Changepoint Software license charged by OEM. Maintenance Fee Royalties are annual fees.

         The License Fee Royalty paid will be calculated by multiplying:

                  (i) the Applicable Royalty Percentage (based on the table below)

                  (i) an amount equal to the Maintenance Percentage in Schedule E (as may be amended from time to time pursuant to by Section 9.5 of the OEM Agreement)

                  (iii) the greater of (a) the License Fee or (b) the Minimum Royalty Factor (as defined in section 1.2 above).


       ----------------------------------------------------------------------
       Aggregate Maintenance Revenues (in any              Applicable Royalty
       calendar year).                                     Percentage
       ***                                                      ***
       ***                                                      ***
       ***                                                      ***
       ----------------------------------------------------------------------



An Example:

     1.  Sale price:  $ ***

     2. Aggregate Maintenance Revenues (to date): $ *** (this means the Applicable Royalty Percentage is *** %)

     3.  Maintenance Percentage:  *** %

     Calculation of Maintenance Fee Royalties:  $100,000 x 18% x 30% = $5,400

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                             CONFIDENTIAL TREATMENT

                                   SCHEDULE E

                             CHANGEPOINT PRICE LIST

CHANGEPOINT DISCOUNT SCHEDULE

CHANGEPOINT LICENSES

     1) SOFTWARE CAN BE LICENSED AS "FULL SEAT" WHICH INCLUDES THE MANDATORY SERVICE DELIVERY MODULE AND THE THREE ADDITIONAL MODULES LISTED BELOW.

     2) SOFTWARE CAN BE LICENSED BY MODULE WHICH MEANS THE MANDATORY SERVICE DELIVERY MODULE AND ANY OR NONE OF THE ADDITIONAL MODULES ON THE UNDERSTANDING THAT WHAT EVER MODULES ARE LICENSED FOR AN ENTERPRISE MUST ALL BE THE SAME MODULES FOR ALL SEATS IN THE ENTERPRISE. THIS MEANS THAT ONE SET OF USERS CANNOT HAVE SOME FUNCTIONS WHILE ANOTHER SET OF USERS HAS DIFFERENT FUNCTIONS WITHIN THE SAME ENTERPRISE.

--------------------------------------------------------------------------------------------------
                           FULL SEAT              SERVICE     PROJECT &
    SEATS      DISCOUNT      PRICE       BANDS    DELIVERY       RES         CRM        SUPPORT
--------------------------------------------------------------------------------------------------
***              ***          ***                   ***          ***         ***          ***
--------------------------------------          --------------------------------------------------
***              ***          ***                   ***          ***         ***          ***
--------------------------------------          --------------------------------------------------
***              ***          ***                   ***          ***         ***          ***
--------------------------------------          --------------------------------------------------
***              ***          ***                   ***          ***         ***          ***
--------------------------------------          --------------------------------------------------
***              ***          ***                   ***          ***         ***          ***
--------------------------------------          --------------------------------------------------
***              ***          ***                   ***          ***         ***          ***
--------------------------------------------------------------------------------------------------


                                                 --------------------------------------------------------------------------
GUEST ACCESS LICENSES                            SCENARIO
                                                 --------------------------------------------------------------------------
                                                 DEAL            500                                               FULL
                                                 EXAMPLE         SEATS        PRICE     DISCOUNT     SUB TOT       PRICE
-----------------------------------------        --------------------------------------------------------------------------
GUEST          DISCOUNT         FULL SEAT
                                  PRICE                         ***             ***     ***          ***           ***
-----------------------------------------        --------------------------------------------------------------------------
***                   ***        ***                            ***             ***     ***          ***           ***
-----------------------------------------        --------------------------------------------------------------------------
***                   ***        ***                            ***             ***     ***          ***           ***
-----------------------------------------        --------------------------------------------------------------------------
***                   ***        ***                            ***             ***     ***          ***           ***
-----------------------------------------        --------------------------------------------------------------------------
                                                                                                     ***           ***
                                                 --------------------------------------------------------------------------
                                                                                      CUM DISC:       ***
                                                 --------------------------------------------------------------------------

-----------------------------------------        --------------------------------------------------------------------------
MAINTENANCE                                      DEAL            1000                                              FULL
PERCENTAGE  ***                                  EXAMPLE         SEATS        PRICE     DISCOUNT      TOTAL        PRICE
-----------------------------------------        --------------------------------------------------------------------------
                                                                ***             ***     ***            ***          ***
                                                 --------------------------------------------------------------------------
                                                                ***             ***     ***            ***          ***
                                                 --------------------------------------------------------------------------
                                                                ***             ***     ***            ***          ***
                                                 --------------------------------------------------------------------------
                                                                ***             ***     ***            ***          ***
                                                 --------------------------------------------------------------------------
                                                                ***             ***     ***            ***          ***
                                                 --------------------------------------------------------------------------
                                                                ***             ***     ***            ***          ***
                                                 --------------------------------------------------------------------------
                                                                                      CUM DISC:        ***
                                                 --------------------------------------------------------------------------

TERMS

- All discounts based on single order quantity

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                   SCHEDULE F

                                ESCROW AGREEMENT

                  THIS AGREEMENT made as of this 17th day of January, 1997 between CHANGEPOINT CORPORATION ("Changepoint"), a company with offices located at 1595 Sixteenth Avenue, Suite 702, Richmond Hill, Ontario, Canada, L4B 3N9 and MONTREAL TRUST COMPANY OF CANADA, a trust company with offices at 151 Front Street West, Suite 605, Toronto, Ontario, M5J 2N1 ("Escrow Agent") and those customers of Changepoint or Affiliates of Changepoint who have requested to be part of the escrow program established by this agreement and who are made party to this agreement by signing the form of letter attached to this agreement as schedule B ("Letter Agreement"), having same approved by Escrow Agent and having copies of same returned to Changepoint and customer (each such customer shall be referred to herein as a "Customer" and all such customers shall collectively be referred to herein as the "Customers").

                  WHEREAS, Changepoint or an Affiliate of Changepoint has or proposes to enter into agreements with Customers to provide certain maintenance services (each such contract with a Customer shall be referred to as an "Agreement" and all such contracts with Customers shall collectively be referred to as the "Agreements") in respect of software licensed or to be licensed by Changepoint or an Affiliate of Changepoint to Customers (the "Software").

                  AND WHEREAS, Changepoint and Customers wish to assure the continued availability of the source code to the Software for the Customers in the event of an Emergency condition and to establish and maintain in escrow the source code for the Software;

                  AND WHEREAS, Escrow Agent agrees to store and release such source code under the terms of this agreement.

                  NOW THEREFORE, in consideration of the premises and covenants contained herein, the parties hereby agree as follows:

1.                DEFINITIONS

                  In this agreement and in the Recitals and Schedules hereto, unless otherwise specified or patently required by the context, the words and phrases defined in this agreement shall have the meanings ascribed to them herein and the following terms shall have the following meanings indicated below:

                  "AFFILIATE" shall have the meaning ascribed to it in the Canada Business Corporations Act as amended.

                  "EFFECTIVE DATE" means the date first written above.

                  "EMERGENCY" in relation to a Customer means:

                           A. Changepoint ceases to carry on business as a going concern; or

                           B.       Changepoint makes an assignment in
                                    bankruptcy for the general benefit of its creditors, or a receiving order is made against Changepoint and such order is not discharged within thirty (30) days of its making;

                                    AND within forty-five (45) days of any such event in A or B above, (i) no entity acquires the assets of Changepoint or (ii) no entity is willing and able to support and maintain the Software; or

                           C. Changepoint and its Affiliates (or their successors or assigns) are unwilling or unable in any material respect to comply with the obligations under the Agreement with the Customer to correct programming errors in the Software delivered to the Customer which materially and adversely affect the Customer's use of such software and has failed to take all reasonable steps to cure such default after the receipt of no less than thirty (30) business days prior written notice (a "Changepoint Default").

                  "SOURCE CODE" in relation to any Customer means the source code for the modules of the Software licensed by Changepoint or an Affiliate to the Customer and identified as the Source Code applicable to the Customer.

                  "UPDATED SOFTWARE" means maintenance releases and other changes or additions to the Software in object code form that are provided to a customer as part of maintenance services under an Agreement.

                  "UPDATED SOURCE CODE" in relation to any Customer means an amended version of the Source Code that incorporates all changes, modifications, enhancements and updates pertaining to the Updated Software that have been delivered to the Customer under an Agreement and identified as the Updated Source Code applicable to the Customer.

2.                DEPOSIT AND SUBSTITUTION

         (a) Changepoint agrees to deposit in escrow with Escrow Agent for the benefit of each Customer a copy of the Source Code applicable to the Customer within thirty (30) business days of the commencement of the term of the Agreement to supply support and maintenance to the Customer.

         (b) Within thirty (30) days of Changepoint or an Affiliate supplying to a Customer Updated Software, Changepoint agrees to deposit in escrow with Escrow Agent the Updated Source Code corresponding to such Updated Software. During the term of the Agreement, Escrow Agent shall retain the Source Code or Updated Source Code, as the case may be, for the current and prior release of the Customer's Software. Other versions of the Source Code and

Updated Source Code shall be returned to Changepoint by Escrow Agent upon the written request of Changepoint. In its written request, Changepoint shall specifically and clearly identify those versions of the Source Code and Updated Source Code that shall be returned to Changepoint by Escrow Agent.

3.                TERM OF AGREEMENT

                  Unless terminated earlier according to its terms, this agreement shall remain in full force and effect as between Changepoint and Escrow Agent from the Effective Date of this agreement until the expiration or termination of the Agreements. Obligations hereunder with respect to a specific Customer shall commence on the date the Customer becomes a party to this agreement by signing the Letter Agreement and delivering same to Changepoint and Escrow Agent and shall continue unless earlier terminated according to the terms of this agreement, on the effective date of the termination or expiration of the Agreement with the Customer. The obligations of Changepoint and Escrow Agent to any Customer shall also terminate upon delivery to the Customer of a copy of the Source Code or Updated Source Code according to the provisions of sections 6, 8, or 9 of this agreement.

4.                CHARGES

                  Changepoint shall pay Escrow Agent's annual fee for services that are set out in Schedule A attached hereto. These charges are solely for the storage of the Source Code and Updated Source Code. Any other services provided by Escrow Agent shall be at then current hourly rates. Customer shall pay the charges of Escrow Agent pertaining to services provided on behalf of Customer (other than the storage of the Source Code and Updated Source Code) including
(a) Escrow Agent's fees and actual costs related to any Customer request, (b) Escrow Agent's fees and actual costs related to validating a claim by Customer that an Emergency exists, and (c) releasing the Source Code and Updated Source Code to Customer. In addition to the charges set out, the Customer shall pay all applicable taxes related to items (a) to (c) above, exclusive of taxes based on Escrow Agent's net income.

5.                APPOINTMENT OF ESCROW AGENT

                  The parties agree that Escrow Agent is hereby appointed to act as Escrow Agent for the Customers and to receive the Source Code or Updated Source Code according to the provisions of this agreement.

6.                RELEASE OF SOURCE CODE TO THE CUSTOMER

                  If the Customer reasonably determines that there is an Emergency, the Customer shall so notify Changepoint and Escrow Agent in writing describing the Emergency in detail and making a formal demand that Escrow Agent release the Source Code or Updated Source Code applicable to the Customer. If Changepoint disagrees with the Customer that an Emergency exists or continues to exist, Changepoint shall so notify Escrow Agent and the Customer in writing within ten business days (10) days after receipt of the Customer's demand for release of the Source Code or Updated Source Code and Escrow Agent shall not release the Source Code or Updated Source Code except as provided in sections 8 or 9 of this agreement. Failure of Changepoint to give timely notice objecting to the release of the Source Code or Updated Source Code shall conclusively establish its consent to the immediate release of the Source Code or Updated Source Code to the Customer under the terms of this agreement.

7.                INJUNCTIVE RELIEF

                  Changepoint and the Customer acknowledge and agree that Changepoint will suffer irreparable harm in the event that the Source Code or Updated Source Code is wrongly released to the Customer and that Changepoint may obtain injunctive relief from a court of competent jurisdiction to prevent Escrow Agent from releasing the Source Code or Updated Source Code unjustifiably.

8.                DISPUTE RESOLUTION

                  In the event of any dispute under section 6 of this agreement, senior management of Changepoint and the Customer shall meet no later than seven
(7) business days after service of Changepoint's or the Customer's dispute notice and shall enter into good faith negotiations aimed at resolving the dispute in an amicable manner. If they are unable to resolve the dispute in a mutually satisfactory manner within the next one (1) business day, either Changepoint or the Customer may submit the matter to binding arbitration under section 9 of this agreement.

9.                ARBITRATION

                  Upon receipt by Escrow Agent of written notice by Changepoint or the Customer calling for arbitration as provided for in section 8, the dispute shall be settled by arbitration pursuant to the provisions of the Arbitration Act, 1991 (Ontario), as amended from time to time. The arbitration proceedings shall take place in the Municipality of Metropolitan Toronto provided that the arbitration panel may, for the convenience of the parties and without changing the venue of the arbitration proceeding, take evidence outside of the Municipality of Metropolitan Toronto. In addition to the rules governing such arbitration, the parties shall have at their disposal the broadest pre-trial document discovery rights as are then available under the laws and judicial rules of the Province of Ontario, provided that any dispute between the parties relating to discovery shall be submitted to the arbitration panel for resolution. The sole issues for arbitration shall be the matters set out in section 6. If the arbitrator(s) decide the matter in favour of the Customer, the arbitrator(s) shall order the Source Code or Updated Source Code to be released to the Customer forthwith, and may make a determination about costs of the parties. The arbitrator(s) shall have the power to make interim orders where necessary. The arbitrator(s) shall establish a procedure to attempt to have all disputes resolved in an expeditious manner.

10.               OBLIGATIONS OF ESCROW AGENT AND THE CUSTOMER UPON TERMINATION

                  Upon the expiration or termination of an Agreement, Changepoint may give written notice of such termination or expiration to Escrow Agent. Following the expiration of thirty (30) days from the receipt of such notice by Escrow Agent, Escrow
Agent shall cease to have any obligation to the Customer concerning the Source Code or Updated Source Code and Escrow Agent shall return same to Changepoint.

11.               INDEMNIFICATION OF ESCROW AGENT

                  Escrow Agent shall not, because of its signing this agreement, assume any responsibility or liability for any transaction between Changepoint and the Customer other than the performance of its obligations according to this agreement. Except for a breach of the obligations set out in section 12 herein, in no event shall Escrow Agent be liable to Changepoint, the Customer or to any other party for consequential or incidental damages. If for any reason (except for a breach of the obligations set out in section 12 herein), Escrow Agent shall be found liable to Changepoint, the Customer or to any other party, then in such event the parties agree that such liability shall not exceed the amounts paid to Escrow Agent hereunder. The party on whose behalf, or pursuant to whose direction Escrow Agent acts, shall indemnify and hold harmless Escrow Agent, its officers and employees from any and all liability, damages, costs or expenses, including reasonable fees that shall be sustained or incurred by Escrow Agent because of taking such action.

12.               NONDISCLOSURE BY ESCROW AGENT

                  Escrow Agent recognizes and agrees that Source Code and Updated Source Code is the valuable proprietary and confidential information of Changepoint and/or licensors of Changepoint and agrees to hold same in strict confidence and that it will take all appropriate actions to preserve its confidentiality. Except as expressly provided for in this agreement, Escrow Agent agrees that it will not use or disclose, divulge or make available the Source Code or Updated Source Code to any person, association, firm, partnership or corporation either directly or indirectly in any manner whatsoever without the prior written consent of Changepoint.

13.               USE AND NONDISCLOSURE BY THE CUSTOMER

         (c) The Customer recognizes and agrees that the Source Code and Updated Source Code is the valuable proprietary and confidential information of Changepoint. The Customer agrees to hold same in the strictest of confidence and to preserve its confidentiality in the event that it obtains same from Escrow Agent pursuant to this agreement. In the event that an Emergency condition has occurred and the Customer has received the Source Code or the Updated Source Code from Escrow Agent pursuant to the provisions hereof, the Customer shall have and Changepoint hereby grants to the Customer a non-exclusive non-transferable license to use the Source Code or Updated Source Code solely for the purpose of correcting Changepoint Defaults and, in the case the release of the Source Code to the Customer was as a result of an Emergency condition described in clause A or B of the definition of Emergency, to correct other programming errors that result in the Software not operating in the manner described in the user documentation provided by Changepoint to the Customer for as long as such Emergency condition continues to exist. No other use of the Source Code or Updated Source Code whatsoever may be made by Customer. The Customer agrees not to disclose or provide access to the Source Code or Updated Source Code to any third party except in confidence to its employees and contractors approved in writing by Changepoint requiring such information for the purposes herein. Changepoint agrees not to unreasonably refuse or delay the approval of a contractor proposed by the Customer and Changepoint shall notify the Customer of its approval or non-approval within seven (7) business days of receipt of a written request from the Customer for an approval. A contractor will be deemed approved by Changepoint in the event Changepoint fails to respond to a Customer request for approval within the seven (7) business day period, or if the release of the Source Code was as a result of an Emergency condition described in clause A or B of the definition of Emergency. Customer will instruct such employees and contractors in writing to keep such material and information confidential. Customer shall be responsible to Changepoint for any failure by employees and contractors to maintain such material and information in confidence. Customer will promptly notify Changepoint of the existence of any circumstances surrounding any unauthorized possession or use of any such confidential information and material of which it becomes aware.
In the event that the Source Code, or Updated Source Code, as the case may be, is released pursuant to the Emergency described in clause 1.C, the Source Code or Updated Source Code, as the case may be, shall be returned to Escrow Agent with notice to Changepoint after Customer has corrected the Changepoint Defaults described in the written notice referred to in clause 1.C.

         (d) The parties agree that Changepoint would have no adequate remedy at law upon the Customer's threatened or actual breach of its obligations under the terms of this agreement and accordingly agree that, in addition to such monetary relief as may be recoverable by law, Changepoint may apply to a court of competent jurisdiction for an injunction restraining any such threatened or actual breach without showing or proving any actual damages sustained by Changepoint. Changepoint shall be entitled to terminate the Customer's license to use the Source Code and Updated Source Code in Section 13(a) by written notice to the Customer in the event the Customer breaches any of its obligations in Section 13(a) or uses such software for any unauthorized purpose. On any such termination the Customer shall immediately stop using such software and shall forthwith return and/or destroy all copies thereof and certify in writing to Changepoint that it has done so within five (5) days of the termination.

14.               TERMINATION BY ESCROW AGENT

                  This agreement may be terminated by Escrow Agent by giving at least ninety (90) days written notice to Changepoint and the Customer. In that event, Changepoint shall appoint and Customer hereby consents to the appointment of a new escrow agent on terms substantially the same as those contained herein subject to such modifications as the new escrow agent shall require and that shall be reasonably acceptable to Changepoint.

15.               LIABILITIES OF ESCROW AGENT

         (a) Escrow Agent will not have any responsibility or liability with respect to any transactions between Changepoint and Customers other than its obligation to deliver copies of the Source Code and Updated Source Code, as the case may be, held by it in accordance with the terms of this agreement. Escrow Agent will not be responsible for the truth of any matter represented or stated in any affidavit or communication.

         (b) Escrow Agent is not a party to, or is not bound by, any provisions which may be evidenced by, or arise out of, any agreement other than as herein set forth under the express provisions of this agreement.

         (c) Escrow Agent acts hereunder as a depository only and is not responsible or liable in any manner whatever for the efficiency, correctness, genuineness or validity of any Source Code or Updated Source Code deposited with it, or for the form or execution of such instrument, or for the identity or authority or right of any person or party executing or depositing it.

         (d) Escrow Agent may act upon any written notice, request, waiver, consent, receipt or other paper or document apparently signed by the proper person or party, unless Escrow Agent knows or has reason to believe that such notice, request, waiver, consent, receipt, or other paper or document, as the case may be, was not signed by the proper person or party.

         (e) Escrow Agent may seek the advice of legal counsel in the event of any question or dispute as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability in acting in accordance with the opinion and instructions of such counsel, unless such action involves a breach of this agreement.

         (f) Escrow Agent shall not be liable for any error of judgement, or for any act done or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or omit from doing in connection herewith, except its own wilful misconduct or breach of this agreement.

         (g) None of the provisions contained in this agreement shall require Escrow Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless Escrow Agent is indemnified by the person for whom Escrow Agent is asked to act against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

16.               APPROVAL OF CUSTOMER BY ESCROW AGENT

                  Within ten (10) business days of the receipt of the Letter Agreement from a prospective Customer, Escrow Agent shall approve of the prospective Customer by countersigning the Letter Agreement and sending same to prospective Customer and Changepoint or shall disapprove of a prospective Customer by providing notice of such disapproval to both the prospective Customer and Changepoint. Escrow Agent shall not withhold its approval of a prospective Customer pursuant to the Letter Agreement unless Escrow Agent determines, after acting reasonably and after consultation of the prospective Customer, that prospective Customer does not have sufficient resources to meet its obligations under section 11 of this agreement.

17.               ASSIGNMENT

                  Except as otherwise provided herein, no party may assign this agreement without the prior written consent of the other parties. Changepoint may assign this agreement in connection with the sale of all or substantially all of its business or the merger, amalgamation, or other corporate reorganization of Changepoint provided that Escrow Agent is notified thereof and the assignee hereof agrees to perform and assume the obligations of Changepoint hereunder.

18.               SURVIVAL

                  It is agreed that the provisions of sections 10, 11, 12 and 13 shall remain in force and effect after the termination hereof until such time as the parties may mutually agree to the release of the obligations contained therein.

19.               SEVERABILITY

                  If any term, provision, covenant or condition of this agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of the provisions shall remain in full force and effect and shall not be affected, impaired or invalidated thereby.

20.               WAIVER

                  Except as otherwise provided herein, no term or provision hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. Any consent by any party to, or waiver of, a breach by the other, whether expressed or implied, shall not constitute a consent to, waiver of, or excuse for any other different or subsequent breach.

21.               NOTICE

                  Any notice, request, demand, consent or other communication provided or permitted hereunder shall be in writing and given by personal delivery, transmitted by facsimile or sent by special delivery mail, postage prepaid, addressed to the party for which it is intended at its address as set out above or as may be designated by notice pursuant hereto addressed to the President in the case of Changepoint, to the President (or other similar employee, officer or director of Customer designated by the Customer and disclosed to Changepoint and Escrow Agent in the case of the Customer), and to the employee, officer or director of Montreal Trust Company of Canada referred to in the Letter Agreement in the case of Escrow Agent. Any party may change its address for purposes of transmittal or receipt of any such communication by giving ten (10) days' prior written notice of such change to the other parties in the manner prescribed above. Any notice so given shall be deemed to have been received on the date on which it was delivered or transmitted by facsimile or if mailed, on the third day following the mailing thereof.

22.               GOVERNING LAW

                  This agreement shall be governed by, subject to and interpreted in accordance with the laws in force in the Province of Ontario.

23.               ENTIRE AGREEMENT

                  This agreement including the attached schedules contains the entire agreement between the parties with respect to the subject matter thereof as of its date and supersedes all other prior agreements, negotiations, written or oral, relating to its subject matter.

                  IN WITNESS WHEREOF the parties have executed this agreement as of the date first written above.

CHANGEPOINT CORPORATION             MONTREAL TRUST COMPANY
                                    OF CANADA

By: ___________________________     By: _______________________________

Name: _________________________     Name: _____________________________

Title: ________________________     Title: ____________________________

                                    By: _______________________________

                                    Name: _____________________________

                                    Title: ____________________________

                                   SCHEDULE A

Annual Fee CDN $500.00

                                   SCHEDULE B

                    [TO BE PLACED ON CHANGEPOINT LETTERHEAD]

(Date)

Softrax Corporation
45 Shawmut Road
Canton, Massachusetts
02021
U.S.A.

Dear Sirs:

         RE: ESCROW OF SOURCE CODE FOR CHANGEPOINT CORPORATION (THE -SOFTWARE-)

                  In response to your request for the escrow of the source code to the Software, we wish to inform you that Changepoint has established a Master Source Code Escrow Agreement (the "Escrow Agreement") which is generally available to customers of Changepoint and affiliates of Changepoint.

                  Attached to this letter (the "Letter Agreement") is a copy of the Escrow Agreement for your files. Please sign, date and return a copy of the Letter Agreement both to my attention and to the attention of Tina Vitale at Montreal Trust Company of Canada.

                  Prior to deposit of the escrowed materials with the Escrow Agent, you may request verification that Changepoint's source code of the Software is executable on the appropriate computer, is capable of compiling the object code of the Software licensed to you and that when so compiled performs consistent with the latest version of the Software delivered to you by Changepoint pursuant to the Licence Agreement to which we are both parties (the "Conditions"). Should you wish such verification, you must send written notice of such a request to Changepoint specifying:

         (a) the date and time (on normal business days and during normal business hours) when you wish the verification to be conducted; and

         (b) whether you prefer the verification to take place at your or Changepoint's premises.

At the date, time and location specified in the notice, or (if either party is unable to attend at the specified date and time) at such other time as we may both agree, Changepoint will perform such series of tasks and verification procedures as you may require to enable you to determine that the source code satisfies the Conditions. Changepoint will ensure that the source code is erased from any computer at your premises and you agree to permit Changepoint to perform such tasks and procedures necessary to confirm that the source code has been fully removed. Upon completion of the verification, you may designate a person to accompany Changepoint to deliver the escrowed materials to the Escrow Agent. If during the verification the escrowed materials do not satisfy the Conditions, Changepoint will take all necessary measures to ensure that the escrowed materials are updated with new or corrected materials so that the source code does satisfy the Conditions within thirty
(30) days after the conclusion of the initial verification. You will pay any costs or expenses on a time and materials basis incurred in connection with any verification of the escrowed materials.

                  Changepoint and you agree that upon receipt by you of any of the escrowed materials you will have a personal, non-exclusive, non-transferable and non-assignable license to use them solely at 45 Shawmut Road, Canton, Massachusetts, 02021, U.S.A., on a single, non-networked, micro-computer or workstation solely for the purposes set out in, and subject to the terms and conditions of, section 13(a) of the Escrow Agreement. Changepoint will have the right to terminate the license conferred by this paragraph and to require you to return any escrowed materials delivered to you in the event you breach the terms of this paragraph or use the escrowed materials in a manner not authorized in this paragraph.

                  Once Escrow Agent receives a signed copy of this Letter Agreement and approves of you as a Customer by countersigning the Letter Agreement and returning it to both you and Changepoint, you will then become a party to the Escrow Agreement and Escrow Agent shall add your company's name to the list of escrow customers. Changepoint will send a copy of the Software in your name to Montreal Trust Company of Canada or will designate a copy sent to be retained in your name for safekeeping as described in the Escrow Agreement. In the event that Escrow Agent disapproves of you as a Customer, notice will be provided to you and Changepoint in accordance with section 16 of the Escrow Agreement.

                  This Letter Agreement shall become effective on the date it is signed by both yourself and Escrow Agent and thereafter returned to both you and Changepoint.

                                     Yours truly,



                                     Changepoint Corporation

Agreed to by:

SOFTRAX CORPORATION
Name of Customer


______________________________
Signature


______________________________
Print Name


______________________________

Title


45 Shawmut Road
Canton, Massachusetts
02021
U.S.A.



MONTREAL TRUST COMPANY OF CANADA


By: ___________________________________

Name: _________________________________

Title: ________________________________

                                   SCHEDULE G

                               CHANGEPOINT LICENSE

                              CHANGEPOINT SOFTWARE

                  LICENSE AND MAINTENANCE AGREEMENT (U.S.A. SS)

   Between:                                      and:

   CHANGEPOINT INC.
   1595 Sixteenth Avenue
   Suite 700
   Richmond Hill, Ontario
   Canada
   L4B 3N9

(hereinafter referred to as "Changepoint")       (hereinafter referred to as
                                                 "Customer")

Contract No.  _______________

This Agreement sets out the terms pursuant to which Customer may use the Licensed Materials (as that term is hereinafter defined). This Agreement also sets out the terms pursuant to which Changepoint will provide Implementation Services and Maintenance Services to Customer.

The "CHANGEPOINT Software License and Maintenance Agreement - Terms and Conditions" on the following pages of this document and the attached Appendix A form an integral part of this Agreement. These documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no provisions, representations, undertakings, agreements, or collateral agreements between the parties other than as set out herein in this Agreement.

The parties by their authorized representatives and intending to be legally bound have entered into this Agreement as of the ___ day of _____, 1999 (the "Effective Date").

CHANGEPOINT INC.

Signature _________________________     Signature _________________________

Name ______________________________     Name ______________________________

Title _____________________________     Title _____________________________

                              CHANGEPOINT SOFTWARE
                       LICENSE AND MAINTENANCE AGREEMENT -
                              TERMS AND CONDITIONS

                           ARTICLE 1 - INTERPRETATION

1.1      DEFINITIONS

         In this Agreement and in Appendix A the following terms shall have the respective meanings ascribed to them as follows:

         "AFFILIATE" means with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control of such person. "Control" as used here means the legal, beneficial or equitable ownership, directly or indirectly, of more than 50% of the aggregate of all voting interests in such entity.

         "BUSINESS DAYS" means Monday through Friday excluding any day which is a nationally observed holiday in both the United States of America and Canada.

         "BUSINESS HOURS" means 8:00 a.m. - 7:00 p.m. Eastern Time on Business Days.

         "CLIENT ACCESS LICENSE" means a Software License which authorizes Customer to install a Component of the Licensed Software on a single client device (e.g. - computer workstation).

         "COMPONENTS" mean the components of the CHANGEPOINT Software referred to in Appendix A.

         "CONFIDENTIAL INFORMATION" means (i) all information of either party or its affiliates or of third persons to whom a party owes a duty of confidence that is marked confidential, restricted or proprietary or that may reasonably be considered as confidential from its nature or from the circumstances surrounding its disclosure; and (ii) the Licensed Materials.

         "DOCUMENTATION" means in relation to the Licensed Software, the user documentation made generally available by Changepoint to customers which have been granted a license from Changepoint to use the Licensed Software.

         "INSTALLATION FEES"  has the meaning given to it in Section 4.2.

         "INSTALLATION SERVICES" has the meaning given to it in Section 3.2.

         "INTELLECTUAL PROPERTY RIGHTS" includes all worldwide intellectual and industrial property rights including all rights in each country to copyrights, trademarks, service marks, patents, inventions, industrial designs, trade secrets, trade dress and all other proprietary rights.

         "LICENSE" means Customer's license to use the Licensed Materials described in Article 2 and in Appendix A.

         "LICENSE FEES" means the license fees to be paid by Customer to Changepoint which are described in Section 4.1.

         "LICENSED MATERIALS" means the Licensed Software and Documentation and includes Maintenance Releases and Enable Codes which Changepoint may from time to time provide to Customer hereunder.

         "LICENSED SOFTWARE" means the Components of the CHANGEPOINT Software in object code format licensed to Customer hereunder and described in Appendix A and such additional Components of the CHANGEPOINT Software which Customer and Changepoint hereinafter agree shall be added to Appendix A.

         "MAINTENANCE" has the meaning given to it in Section 4.2.

         "MAINTENANCE FEES" has the meaning given to it in Section 4.2.

         "MAINTENANCE RELEASE" means new versions and releases of the Licensed Software which Changepoint makes generally available to its customers who have contracted with it to receive Maintenance Service for the Licensed Software.

         "MAINTENANCE SERVICES" means the services described in Section 7.2.

         "SOFTWARE LICENSES" means the utilization licenses and associated restrictions with respect to the Licensed Software granted to Customer hereunder which are set forth in Appendix A.

         "WARRANTY PERIOD" means the period as set out in Appendix A.

         "WARRANTY SUPPORT" means the warranty support set forth in Section 6.1(a).

                               ARTICLE 2 - LICENSE

2.1      LICENSE

(a)      Subject to the provisions of this Agreement including the provisions of
Article 8, Changepoint hereby grants to Customer and Customer hereby accepts from Changepoint the perpetual, personal, non-transferable and non-exclusive Software Licenses to use the Licensed Software for Customer's internal business purposes. Customer may also make a reasonable number of back-up copies, but not to exceed two (2) copies, of the Licensed Software for use as part of Customer's disaster recovery plan.

(b) The Licensed Materials may be used only as set out in this Agreement and Customer agrees not to make any copies (whether in electronic or any other form) or use thereof other than as expressly permitted herein or by Changepoint in writing in advance, even if it is technically feasible to do so. Without limiting the generality of the foregoing, Customer agrees to use the Licensed Software only to the extent authorized by the Software Licenses. (c) Customer's License to use the Licensed Materials shall commence on the Effective Date.

2.2      DOCUMENTATION

         The Documentation may be used by Customer at Customer sites for the purpose of assisting Customer in using the Licensed Software for the internal business purposes of Customer. Changepoint agrees to deliver one copy of the Documentation to Customer in either printed or electronic form. Documentation provided in machine readable form may be printed and used solely for the internal business purposes of Customer. No other reproduction or use of the Documentation is permitted.

2.3      THIRD PARTY USERS

         For the purpose of operating Customer's business, the parties intend that certain unrelated third parties with whom Customer has a business relationship such as a supplier or customer and the employees of such third person (hereunder "Business Third Parties"), will have limited right to use certain Components of the Licensed Software solely for the purpose of providing services to Customer. All such persons must execute an agreement in writing with Customer to maintain the Confidential Information in confidence and to use the Licensed Materials only as permitted. Customer agrees to strictly enforce the provisions of such non-disclosure agreements set forth in this Section 2.3 and all other provisions of this Agreement as applicable to any and all uses of the Licensed Materials.

                      ARTICLE 3 - DELIVERY AND INSTALLATION

3.1      DELIVERY OF LICENSED MATERIALS

         Changepoint agrees to deliver to Customer one (1) copy of the most current release and version of the Licensed Materials. The Documentation will be provided solely in the English language.

3.2      INSTALLATION SERVICES

         Changepoint agrees to provide the installation services (the "Installation Services") described in Appendix A.

3.3      ENABLE CODES

         To enable Customer to install the Licensed Software, Changepoint will provide Customer with information or data which are intended to enable the Licensed Software to be used ( the "Enable Codes"). The Enable Codes are designed to enable Customer to use the Licensed Software in accordance with the number of Software Licenses acquired hereunder. Customer acknowledges and agrees that additional Enable Codes will need to be obtained from Changepoint if Customer acquires one or more additional Software Licenses from Changepoint. Customer agrees not to, and shall cause all users not to, modify, adapt or create derivative works of any Enable Codes provided, develop or have developed any Enable Codes, or use any Enable Codes other than those provided by Changepoint.

                       ARTICLE 4 - PRICE AND PAYMENT TERMS

4.1      LICENSE FEES

         Customer shall pay to Changepoint the license fees described in Appendix A (the "License Fees"). The License Fees shall be due and paid as provided for in Appendix A.

4.2      MAINTENANCE AND INSTALLATION FEES

         Customer agrees to pay to Changepoint the Maintenance Fees and the Installation Fees set out in Appendix A.

4.3      TAXES AND INTEREST

(a) Customer shall pay (and Changepoint shall have no liability for), any taxes, tariffs, duties and other charges or assessments imposed or levied by any government or governmental agency in connection with this Agreement, including, without limitation, any federal, provincial, state and local sales, use, goods and services, value-added and personal property taxes on any payments due Changepoint in connection with the Licensed Materials and/or Maintenance Services and other services provided hereunder, excluding only income taxes payable by Changepoint.

(b) All overdue payments shall bear interest at a rate of 12% per annum on the amounts outstanding from the time such amounts become due until payment is received by Changepoint.

           ARTICLE 5 - PROPRIETARY RIGHTS AND CONFIDENTIAL INFORMATION

5.1      TITLE TO LICENSED MATERIALS

         Customer acknowledges and agrees that Changepoint or licensors of Changepoint shall retain all right, title and interest in and to the Licensed Materials and all copies thereof, including, without limitation, the Intellectual Property Rights therein, and that nothing herein transfers or conveys to Customer any ownership right, title or interest in or to the Licensed Materials or to any copy thereof or any license right with respect to same not expressly granted herein, including, without limitation, with respect to the Intellectual Property Rights therein.

5.2      CONFIDENTIAL INFORMATION

(a) Each party agrees to maintain the confidentiality of the Confidential Information of the other party and to use same only as expressly authorized herein. Each party shall safeguard and maintain the other party's Confidential Information in strict confidence and shall not disclose, provide, or make the Confidential Information or any part thereof available in any form or medium to any person except to such party's employees, and to contractors and consultants of such party who have executed an agreement in writing to protect such Confidential Information and who have a need to access such Confidential Information hereunder.

(b) The provisions of Section 5.2(a) shall not apply to any information which: (i) was at the time of disclosure to a party, in the public domain, (ii) after disclosure to a party becomes part of the public domain through no fault of the receiving party, (iii) was in the possession of the receiving party prior to the time of disclosure to it without any obligation of confidence or any breach of confidence, (iv) was received after disclosure to a party from a third party who had a lawful right to disclose such information to it, (v) was independently developed by a party without reference to the confidential information of the other party or (vi) was ordered to be disclosed by a court, administrative agency, or other governmental body with jurisdiction over the parties hereto, provided that the ordered party will first have provided the disclosing party with prompt written notice of such required disclosure and will take reasonable steps to allow the disclosing party to seek a protective order with respect to the confidentiality of the information required to be disclosed. Further, the ordered party will promptly cooperate with and assist the disclosing party in connection with obtaining such protective order.

5.3      PROTECTION OF PROPRIETARY RIGHTS

(a) Customer shall not remove any proprietary, copyright, patent, trade mark, design right, trade secret, or any other proprietary rights legends from the Licensed Materials.

(b) Customer agrees not to disassemble, decompile, translate or convert into human readable form or into another computer language, reconstruct or decrypt, or reverse engineer, all or any part of the Licensed Materials in accordance with law. Further, Customer shall not write or develop any derivative works or computer programs based upon any part of the Licensed Materials.

5.4      EXPORT OF SOFTWARE

         Customer will not export or re-export the Licensed Materials or any copies thereof, either directly or indirectly, outside of the country in which such materials are delivered to Customer except in compliance with all applicable laws, ordinances and regulations. Customer shall have the exclusive obligation to ensure that any export of the Licensed Materials is in compliance with all applicable export laws and the laws of any foreign country.

                      ARTICLE 6 - WARRANTIES OF CHANGEPOINT

6.1      WARRANTY AND DISCLAIMERS

(a) Changepoint warrants that during the Warranty Period: (i) the Licensed Software will conform substantially to the description thereof in the Documentation, and (ii) the media upon which the Licensed Software and Documentation are provided will be free from defects in materials and workmanship.

(b) Changepoint warrants that the Licensed Software shall be able to accurately process date data (including but not limited to, calculating, comparing, and sequencing) from, into and between the 20th and 21st century (the "Y2K Warranty"). However, such warranty does not apply to any failures to process date data that result from any software other than the Licensed Software or hardware or which relate to accepting data from any system not supplied by Changepoint. For greater clarity the Y2K Warranty shall only apply if Customer uses the Software in accordance with the Documentation.

(c) Customer's exclusive remedy and Changepoint's sole obligation with respect to the breach of any of the foregoing warranties is for Changepoint to
(i) make commercially reasonable efforts to correct or provide Customer with a workaround for the failure of the Licensed Software to conform substantially to the description thereof in the Documentation or to comply with the Y2K Warranty, as the case may be, or, at Changepoint's sole option, provide Customer with a refund for the License Fees paid with respect to such Licensed Software, and
(ii) provide Customer with replacement media in the event there are defects in materials or workmanship in the media upon which the Licensed Software and Documentation are provided if the media is returned to Changepoint within the Warranty Period.

(d) OTHER THAN THE WARRANTIES EXPRESSLY SET FORTH IN SECTION 6.1(A) AND 6.1(B), CHANGEPOINT EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS, WARRANTIES AND CONDITIONS OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, REPRESENTATIONS, WARRANTIES AND CONDITIONS OF QUALITY, PERFORMANCE, RESULTS, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USE OF TRADE. CHANGEPOINT DOES NOT REPRESENT OR WARRANT THAT (I) THE LICENSED MATERIALS WILL MEET CUSTOMER'S BUSINESS REQUIREMENTS, (II) THE OPERATION OF THE LICENSED SOFTWARE WILL BE ERROR-FREE OR UNINTERRUPTED OR (III) THAT ALL PROGRAMMING ERRORS CAN BE CORRECTED.

(e) Customer is responsible for taking precautionary measures to prevent the loss or destruction of customer data and databases such as, for example, making regular backups and verifying the results obtained from using the Licensed Materials, and Changepoint shall have no obligations or liability whatsoever with respect to any such loss or destruction.

6.2      LIMIT OF LIABILITY

(a) FOR ANY BREACH OR DEFAULT BY CHANGEPOINT OF ANY OF THE PROVISIONS OF THIS AGREEMENT, OR WITH RESPECT TO ANY CLAIM ARISING HEREFROM OR RELATED HERETO, EXCEPT FOR ANY CLAIM FOR BREACH OF SECTION 5.2 (UNAUTHORIZED DISCLOSURE OF CONFIDENTIAL INFORMATION), OR FOR BREACH OF SECTION 6.4(A) (INTELLECTUAL PROPERTY INDEMNITY), CHANGEPOINT'S ENTIRE LIABILITY, REGARDLESS OF THE FORM OF ACTION, WHETHER BASED ON CONTRACT OR TORT, INCLUDING NEGLIGENCE, SHALL IN NO EVENT EXCEED (I) THE AMOUNT PAID BY CUSTOMER HEREUNDER FOR THE LICENSED MATERIALS, (II) THE AMOUNT PAID BY CUSTOMER FOR THE MAINTENANCE SERVICE THAT IS THE SUBJECT OF THE CLAIM IF THE CLAIM RELATES TO A BREACH OR DEFAULT BY CHANGEPOINT OF THE PROVISIONS OF ARTICLE 7, (III) THE AMOUNT PAID BY CUSTOMER FOR THE INSTALLATION SERVICE THAT IS THE SUBJECT OF THE CLAIM IF THE CLAIM RELATES TO A BREACH OR DEFAULT BY CHANGEPOINT OF THE PROVISIONS OF THIS AGREEMENT PERTAINING TO INSTALLATION SERVICE, OR (IV) IN THE AGGREGATE WITH RESPECT TO ALL CLAIMS UNDER OR RELATED TO THIS AGREEMENT, THE AMOUNT PAID BY CUSTOMER UNDER THIS AGREEMENT.

(b) IN NO EVENT WILL CHANGEPOINT BE LIABLE FOR SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL LOSS OR DAMAGE, LOST BUSINESS REVENUE, LOSS OF PROFITS, LOSS OF DATA, FAILURE TO REALIZE EXPECTED PROFITS OR SAVINGS OR ANY CLAIM AGAINST CUSTOMER BY ANY OTHER PERSON (EVEN IF CHANGEPOINT HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE).

(c) CHANGEPOINT SHALL BE LIABLE TO CUSTOMER AS EXPRESSLY PROVIDED IN THIS AGREEMENT BUT SHALL HAVE NO OTHER OBLIGATION, DUTY, OR LIABILITY WHATSOEVER IN CONTRACT, TORT OR OTHERWISE TO CUSTOMER INCLUDING ANY LIABILITY FOR NEGLIGENCE. THE LIMITATIONS, EXCLUSIONS AND DISCLAIMERS IN THIS AGREEMENT SHALL APPLY IRRESPECTIVE OF THE NATURE OF THE CAUSE OF ACTION, DEMAND, OR ACTION BY CUSTOMER, INCLUDING BUT NOT LIMITED TO BREACH OF CONTRACT, NEGLIGENCE, TORT, OR ANY OTHER LEGAL THEORY AND SHALL

SURVIVE A FUNDAMENTAL BREACH OR BREACHES OR THE FAILURE OF THE ESSENTIAL PURPOSE OF THIS AGREEMENT OR OF ANY REMEDY CONTAINED HEREIN.

6.3      LIMITATION PERIOD

         Neither party may bring an action, regardless of form, arising out of or related to this Agreement (other than to recover License Fees or Maintenance
Fees) more than two (2) years after the cause of action has arisen or the date of discovery of such cause, whichever is later.

6.4      INTELLECTUAL PROPERTY CLAIMS

(a) Changepoint will defend or (at its option) settle, any claim or action brought against Customer to the extent that it is based on a claim that the Licensed Materials infringe any copyright, patent, trade secret or trademark enforceable in the United States of America of any third person (an "Infringement Claim") and will indemnify Customer against damages and costs awarded against Customer by a court of competent jurisdiction by final order from which no appeal is taken or the time for appealing has expired, provided that Customer notifies Changepoint promptly in writing of same, and provided further that Customer permits Changepoint to control the litigation and to defend, compromise or settle the claim and provides all available information, assistance and authority to enable Changepoint to do so. Changepoint shall not be liable to reimburse Customer for any compromise or settlement made by Customer without Changepoint's prior written consent, or for any legal fees or expenses incurred by Customer in connection with such claim. Customer shall have no authority to settle any claim on behalf of Changepoint.

(b) Should the Licensed Materials or any of them become, or in Changepoint's sole opinion be likely to become, the subject of a claim of infringement, misappropriation, or violation of an Intellectual Property Right (an "Infringement Claim") Changepoint may (i) procure for Customer, at no cost to Customer the right to continue to use the Licensed Materials which are the subject of the Infringement Claim (ii) replace or modify the Licensed Materials or part thereof subject to such Infringement Claim with software or documentation of at least comparable functionality, at no cost to Customer, or
(iii) if neither of the forgoing alternatives are reasonably practical in Changepoint's sole judgement, remove the component that is the subject of the Infringement Claim or any or all other parts of the Licensed Materials and refund to Customer the License Fees paid by Customer for the part removed as depreciated on a straight line five (5) year basis from the date of delivery of the part to Customer.

(c) Notwithstanding the foregoing, Changepoint shall have no liability for any claim that is based on (i) the use of other than the latest release and version of the Licensed Materials, if such infringement could have been avoided by the use of the latest version and release and such version or release had been made available to Customer, (ii) the use or combination of the Licensed Materials with software, hardware or any other product not provided by Changepoint, or (iii) any modification to the Licensed Materials or use of the Licensed Materials other than as expressly authorized herein or as expressly described or recommended in writing by Changepoint.

(d) This Section 6.4 states the entire liability of Changepoint and Customer's sole remedies with respect to any Infringement Claim.

            ARTICLE 7 - MAINTENANCE AND ENHANCED MAINTENANCE SERVICE

7.1      TERM

(a) Following the expiry of the Warranty Period, Changepoint shall provide Customer with Maintenance Services during successive annual maintenance terms (each such term is referred to here as a "Maintenance Term") provided that Customer pays to Changepoint the Maintenance Fees for each Maintenance Term as and when due hereunder.

(b) Customer or Changepoint may terminate Maintenance Services at the end of a Maintenance Term by providing the other with no less than thirty (30) days prior written notice before the end of the Maintenance Term.

7.2      MAINTENANCE SERVICE

(a) During the Warranty Period and each Maintenance Term, Changepoint will provide Maintenance Releases to Customer. Changepoint will also during Business Hours provide telephone assistance to Customer with respect to initial error diagnosis and support regarding the functionality of the Licensed Software. Maintenance Service shall be provided by Changepoint to up to three (3) customer support staff who are trained and knowledgeable in the use of the Licensed Materials and who have been designated from time to time by Customer to request and receive such service.

(b) As part of Maintenance Service and Warranty Support, Customer will have access to Changepoint's CHANGEPOINT Knowledge Base technical database which contains technical information concerning the use of the Licensed Software. Customer acknowledges that information in this database may not have been verified by Changepoint. Accordingly, Changepoint shall have no responsibility hereunder with respect to any inaccurate or incomplete information contained in the CHANGEPOINT Knowledge Base or the use thereof by Customer.

7.3      SERVICES NOT INCLUDED

(a) Maintenance Services and Warranty Support does not include or apply to any of the following: (i) making modifications to the Licensed Materials for Customer, (ii) user training, (iii) consultation for new programs or equipment,
(iv) hardware problems including any malfunction of hardware, or to any external causes affecting the Licensed Materials including the media upon which the Licensed Materials are provided such as accident, disaster, electrostatic discharge, fire, flood, lightning, water or wind, or (v) correction of errors attributable to software other than the Licensed Software. Changepoint may charge Customer at its then applicable list price for providing such services. Changepoint may also charge Customer at its then applicable list price for analysis or removal of errors which are caused by improper operation or handling of the Licensed Materials or caused by circumstances unrelated to Changepoint. Payment for these services shall be made by Customer within 30 days of invoicing by Changepoint.

(b) The obligation to provide Maintenance Services is subject to the following: (i) Maintenance Services are only provided for the Licensed Software provided under this Agreement, (ii) if Customer ceases to pay for and receive Maintenance Services and later requests Maintenance Services, Customer will be required to pay to Changepoint the Maintenance Fees not paid during the period in which the service was discontinued, and (iii) Maintenance Services need not be provided by Changepoint if Customer is not using the most current or an immediately previous release of the Licensed Materials, or if Customer has made any modifications to the Licensed Materials and (iv) Changepoint has no obligation to provide Customer with any Maintenance Services unless Customer has paid for the Maintenance Services in advance as required hereunder.

                        ARTICLE 8 - TERM AND TERMINATION

8.1      TERM

         This Agreement shall be effective on the Effective Date and shall terminate in accordance with this Article.

8.2      TERMINATION

         Either party may by notice in writing terminate this Agreement if (i) the other party breaches or fails to observe or perform any of its obligations set out in this Agreement, including failure to pay any License Fees due and owing, and fails to cure such breach or failure within thirty (30) days after written notice; or (ii) either party becomes insolvent, or makes an assignment for the general benefit of creditors, or any proceedings are commenced by or against either party under any bankruptcy or insolvency laws or if proceedings for the appointment of a trustee, custodian, receiver, or receiver manager for either party are commenced, or if either party ceases or threatens to cease to carry on business.

8.3      RETURNING LICENSED MATERIALS

         Within fifteen (15) days after termination or expiration of this Agreement for any reason, Customer shall return to Changepoint the original and all copies of the Licensed Materials in the possession or control of Customer (including any copies in the possession or control of Business Third Parties or other Users) and shall certify to Changepoint in writing that all such copies have been so returned and/or deleted from all computer records. Customer shall also cease to use the Licensed Materials and ensure that all Business Third Parties to whom Customer has given access to the Licensed Software also cease to use the Licensed Materials.

8.4      SURVIVAL

         The parties hereto agree that the provisions of Sections 3.3 (the last sentence), 4.3, 6.2, 6.3 and 8.3, 9.9 and 9.10 and Article 5 shall survive and remain in full force and effect after the termination of the License or this Agreement for any reason.

                               ARTICLE 9 - GENERAL

9.1      HEADINGS

         The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of the Agreement, as the case may be. The terms "this Agreement", "hereof", "hereunder" and similar expressions in this Agreement refer to this Agreement and not to any particular Article, Section or other portion and include any Agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

9.2      EXTENDED MEANINGS

         In this Agreement words importing the singular number only shall include the plural and VICE VERSA, and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations. The terms "provision" and "provisions" in this Agreement refer to terms, conditions, provisions, covenants, obligations, undertakings, warranties and representations in this Agreement.

9.3      NOTICES

         For the purposes of this Agreement, and for all notices and correspondence hereunder, the addresses of the respective parties have been set out at the beginning of this Agreement and no change of address shall be binding upon the other party hereto until written notice thereof is received by such party at the address shown herein. All notices shall be effective upon receipt if delivered personally or sent by facsimile and seven (7) days after mailing if sent by registered mail.

9.4      CURRENCY

         All references to currency are deemed to mean lawful money of the United States of America unless expressed to be in some other currency.

9.5      FORCE MAJEURE

         If the performance of this Agreement, or any obligation thereunder except the making of payments hereunder is prevented, restricted, or interfered with by reason of: fire, flood, earthquake, explosion or other casualty or accident or act of God; strikes or labour disputes; inability to procure or obtain delivery of parts, supplies, power, equipment or software from suppliers, war or other violence; any law, order, regulation, ordinance, demand or requirement of any governmental authority; or any other act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided, however, that the party so affected shall take all reasonable steps to avoid or remove such cause of non-performance and shall resume performance hereunder with dispatch whenever such causes are removed.

9.6      SEVERABILITY

         The parties agree that it is the intention of each party not to violate any public policy, statutory or common law or government regulation. To the extent that any provision, portion or extent of this Agreement is deemed to be invalid, illegal or unenforceable, such provision, portion or extent shall be severed and deleted herefrom or limited so as to give effect to the intent of the parties insofar as possible and the parties will use their best efforts to substitute a new provision of like economic intent and effect for the illegal, invalid or unenforceable provisions and each remaining provision so remaining shall be enforced.

9.7      ASSIGNMENT

         Customer may assign this Agreement without Changepoint's consent (i) to an Affiliate of Customer; or (ii) to a purchaser of all or substantially all of Customer's assets. Otherwise, neither this Agreement nor any rights granted hereby may be transferred or assigned by Customer to any other person without Changepoint's prior written consent, (such consent shall not be unreasonably withheld), and any such attempted assignment shall be null and void. In the event Customer assigns this Agreement to a third person as permitted by this
Section 9.7 or with consent from Changepoint, Customer shall cease all use of the Licensed Materials and destroy or cause to be destroyed all copies thereof within its possession or control and the third party assignee shall agree in writing with Changepoint to assume all of Customer's obligations hereunder. Customer shall also certify in writing to Changepoint that the foregoing has been accomplished. This Agreement shall enure to the benefit of and be binding upon any successor or assign of Changepoint or, any permitted successor or assign of Customer. The parties agree that Changepoint may delegate to affiliates of Changepoint and to agents, suppliers, contractors and resellers of Changepoint any of the obligations herein imposed upon Changepoint and Changepoint may disclose to any such persons any information required by them to perform the duties so delegated to them, but such delegation shall not relieve Changepoint of its performance obligations hereunder.

9.8      WAIVER

         No modification, addition to or waiver of any rights, obligations or defaults shall be effective unless in writing and signed by the party against whom the same is sought to be enforced. One or more waivers of any right, obligation or default shall not be construed as a waiver of any subsequent right, obligation or default. No delay or failure of either party in exercising any right hereunder and no partial or single exercise thereof shall be deemed of itself to constitute a waiver of such right or any other rights hereunder.

9.9      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict or choice of law rules or principles. Customer hereby submits to the non-exclusive jurisdiction of the courts of the State of New York for any legal action arising out of this Agreement or the performance of the obligations hereunder or thereunder. This Agreement shall be deemed to be made in the State of New York, and Customer agrees not to commence any action, suit or proceeding against Changepoint or any affiliate of Changepoint or any of their employees, officers or directors in any jurisdiction other than the State of New York.

9.10     DISPUTE RESOLUTION AND ARBITRATION

         In the event that any dispute or disagreement between Customer and Changepoint with respect to the interpretation of any provision of this Agreement, the performance of Changepoint or Customer under this Agreement, or any other matter that is in dispute between the parties related to this Agreement, upon the written request of either party, the parties will meet for the purpose of resolving such dispute. The parties agree to discuss the problem and negotiate in good faith without the necessity of any formal proceedings related thereto. No formal proceedings for the resolution of such dispute may be commenced until either party concludes in good faith that the applicable resolution through continued negotiation of the matter in issue does not appear likely. The parties further agree that all disputes hereunder which cannot be settled in the manner hereinbefore described (any such dispute is referred to here as a "Dispute") will be settled by final and binding arbitration conducted in accordance with the American Arbitration Association (or any successor thereto), as amended from time to time. Judgment upon the award rendered in any such arbitration may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an enforcement, as the law of such jurisdiction may require or allow.

         Notwithstanding the foregoing, disputes with respect to any Infringement Claim including without limitation any claim based on the infringement, violation or misappropriation of any Intellectual Property Right shall not be settled by arbitration, without the prior written consent of the parties.

         The arbitration panel will be composed of one person appointed by the party requesting the arbitration (the "Applicant"), one person appointed by the other party (the "Respondent") and a third person to act as chairperson, chosen by the two arbitrators, or, if both parties agree, the arbitration panel will consist of a sole arbitrator. No person may be appointed as an arbitrator unless he or she is independent of the Applicant and Respondent, is skilled in the subject matter of the Dispute and is not directly or indirectly carrying on or involved in a business being carried on in competition with the business of the parties. The decision of the arbitration panel shall be made by a majority vote or by the sole arbitrator, as the case may be. In the event of the failure of the arbitration panel to reach a majority decision, the decision of the chairperson shall constitute the decision of the arbitration panel. The venue for the arbitration shall be at the City of New York, New York unless otherwise agreed to by the parties in writing.

                            CONFIDENTIAL TREATMENT

APPENDIX A

The Components which are the subject of the License, the Software Licenses granted to Customer and the fees payable to Changepoint hereunder are as follows:

1.       LICENSED SOFTWARE

The Components of the CHANGEPOINT Software which are licensed to Customer hereunder are the following:

CHANGEPOINT, SQL edition, version 5.2, for _____ (__) users, including the following modules:

Service Delivery Management
Project and Resource Management
Customer Relationship Management
Support Management.
OLAP module, for five (5) users only

2.       SOFTWARE LICENSES

         The utilization rights of Customer are as follows:

Customer is granted ____ (__) Client Access Licenses. Each Client Access License entitles Customer to receive one (1) Enable Code from Changepoint which will enable Customer to have one (1) user use the Licensed Materials. Customer is granted five (5) OLAP Licenses. Each OLAP License entitles Customer to receive one (1) Enable Code from Changepoint which will enable Customer to have one (1) user use the OLAP module. Customer may install Licensed Software on one or more computer servers as it desires.

3.       LICENSE FEES

The License Fee is $____ less a discount of $____ to yield a net amount of $_____.

This price is valid until ___________, 1999 after which time Changepoint reserves the right to change the License Fee.

50% of the License Fee shall be due and payable to Changepoint upon signing of this Agreement, and 50% of the License Fee shall be due and paid to within 30 days of invoicing by Changepoint.

4.       WARRANTY PERIOD

The Warranty Period for the Licensed Software shall mean the period commencing on the Effective Date and ending ninety (90) days thereafter.

5.       MAINTENANCE FEES

Customer will pay Changepoint for each Maintenance Term an annual maintenance fee (the "Annual Maintenance Fee"). The Annual Maintenance Fee is 18% of the undiscounted License Fees due to Changepoint hereunder and is payable annually in advance. The first Annual Maintenance Fee is due upon the expiration of the Warranty Period and is $___. Subsequent Annual Maintenance Fees are due on the anniversary of the date the first Annual Maintenance Fee is due. Additional Maintenance Fees that result from the acquisition of additional Software Licenses shall become due when the additional Software Licenses are given to Customer and shall be prorated to the end of the Maintenance Term.

The Maintenance Fees may be increased annually by Changepoint by providing Customer with notice of not less than thirty (30) days prior to the end of a Maintenance Term. Changepoint agrees not to increase its Maintenance Fees annually by more than six percent (6%) from the fees charged in the previous Maintenance Term.

6.       INSTALLATION SERVICES TO BE PROVIDED BY CHANGEPOINT

Changepoint agrees to provide the following services ("Installation Services") to Customer:

         Executive Expectations Review                ***
         Project Management                           ***
         Infrastructure Support                       ***
         Systems Configuration & Installation         ***
         Implementation Support                       ***

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                            CONFIDENTIAL TREATMENT


         Administrator Training              ***
         Train-the-Trainer Training          ***

Customer agrees to pay Changepoint for any Installation Services requested by Customer and provided by Changepoint at the daily rates listed in 6(a) above. Changepoint estimates that the fees for Installation Services will be $_____. These daily rates are valid until __________, 1999 after which time Changepoint reserves the right to change the daily rates.

Changepoint does not guarantee that all services will be provided for the above-mentioned fees. The fees may be higher or lower depending on the actual services requested by Customer.

Customer shall reimburse Changepoint for reasonable travel expenses, and reasonable incidental expenses relating to Installation Service and Maintenance Service at Changepoint's then current prices then in effect. Changepoint shall invoice Customer for such fees and expenses on a monthly basis. Customer shall not be liable for the aforesaid expenses unless Customer has given Changepoint approval to incur them.


CHANGEPOINT INC.


Signature ________________________       Signature ________________________

Name _____________________________       Name _____________________________

Title ____________________________       Title ____________________________

***The omitted material has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                   SCHEDULE H

                                     [LOGO]

                     SOFTRAX PRODUCT AND SERVICES AGREEMENT

EFFECTIVE DATE:

SOFTRAX CORPORATION, a Delaware corporation with offices located at 45 Shawmut Road, Canton, Massachusetts 02021 ("SOFTRAX") offers to sell and deliver, and COMPANY, a corporation with principal offices located at
_____________________________________________________________________
("Customer") hereby agrees to purchase those products and services identified below, at the pricing set forth below in the Proposal and on the terms and conditions set forth below and in Attachment 1 (SOFTRAX Standard Terms and Conditions), Attachment 2 (Software License Terms), Attachment 3 (Services) and Attachment 4 (Travel Guidelines) to the Proposal, together with such other Attachments as the parties may agree to add from time to time (this agreement, including the Proposal and Attachments, collectively, the "Agreement"). This Agreement shall not be effective until executed by both parties.

                                    PROPOSAL

------------------------------------------------------------------------------------------------------------------
PRODUCTS                                                                                    PRICING/
                                                                                            LICENSE
                                                                                            FEES
------------------------------------------------------------------------------------------------------------------
[Enter here suites, modules and/or applications to be purchased AND INDICATE
PLATFORM OPERATING SYSTEM AND DATABASE ON WHICH THEY WILL BE RUNNING. Also
indicate number of full use Seats, Lite Seats (WebOps), Casual Seat and CPU
(WebOps) licenses purchased, and price per additional seats/CPUs and/or blocks of seats/CPUs]




Payment terms:  50% of license fees on execution of Agreement;  balance on delivery of
Software.



------------------------------------------------------------------------------------------------------------------
SERVICES                                                                                    PRICING
------------------------------------------------------------------------------------------------------------------

Annual Support Services (20% of list price of Products purchased)                           $____________


[Enter here description of additional Services to be purchased. Clearly indicate            Indicate estimate
where pricing is an estimate only, as opposed to, for example a definite $X,000 per         Pricing in this
day for training. Where services are to be charged based on a daily or weekly rate,          Column as well.
so indicate. Reference a Statement of Work to be developed by the parties for the
Services following execution of the Agreement]
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Service estimates are based on blended hourly rates. Services will be invoiced at actual hourly rates of Softrax professional performing Service. Rate scale for Softrax professionals are as follows:

Engagement Manager:                     $200/hour
Principal Consultant:                   $190/hour
System Architect:                       $190/hour
Senior Technical Consultant:            $175/hour
Senior Consultant:                      $175/hour
Technical Consultant:                   $160/hour
Consultant:                             $160/hour

Payment Terms: 50% of Service fees (including estimates) on execution Of
Agreement; balance for Support Services only on delivery of Software. Balance for other Services invoiced monthly during period of Services following paydown of original deposit.
------------------------------------------------------------------------------------------------------------------


The parties further agree that any additional services and/or products which may be purchased by Customer from time to time hereafter shall be governed by the terms and conditions of this Agreement, unless other terms are agreed to in writing by the parties for the specific additional services and/or products purchased. The pricing set forth above for Products shall remain in effect for an additional period of three months following the Effective Date.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives effective as of the date first above written.

CUSTOMER NAME                          SOFTRAX CORPORATION

By: ______________________________          By: ______________________________

Name: ____________________________          Name: ____________________________

Title: ___________________________          Title: ___________________________

               ATTACHMENT 1: SOFTRAX STANDARD TERMS AND CONDITIONS
            (applicable to all purchases of Products and/or Services)

I. DEFINITIONS

1.1 CONFIDENTIAL INFORMATION. The term "Confidential Information" shall refer to any materials or information received from the other party and which have been designated as confidential or proprietary on their face or in a separate writing by the disclosing party, or which, under the circumstances surrounding disclosure, ought to be recognized as the confidential or proprietary material of the disclosing party. The terms of the Agreement shall be deemed Confidential Information. For purposes of this Agreement, all internal business, financial and marketing information of each party, and any technical documentation or information relating to the architecture, code, conceptual structure or internal operation of a Product (including the know-how immanent therein), shall be deemed Confidential Information whether or not expressly designated as such.

1.2 PRODUCT. The term "Product" shall refer to any SOFTRAX software application or suite of applications licensed and delivered to Customer hereunder, including any Product Upgrade or Product Update or Product customization which may be delivered to Customer either with the initial delivery of the Product or at any time thereafter. The term "Product" shall not refer to any third party product not licensed by Customer from SOFTRAX. Where applicable from context, the term "Product" shall also refer to the User Documentation for such Product.

1.3 PRODUCT UPDATE. The term "Product Update" shall refer to any new release of a Product or of Product documentation the primary purpose of which is to correct or provide a workaround for a defect or problem with such Product or such Product documentation.

1.4 PRODUCT UPGRADE. The term "Product Upgrade" shall refer to any new release of a Product or of Product documentation where such release enhances or improves Product performance and/or functionality, or which provides incremental functionality(ies) to an application, and which, in either event, is customarily provided to SOFTRAX customers who have contracted for Annual Support Services (see Attachment 3) with respect to that Product. The term "Product Upgrade" does not include (a) new modules within a Product suite where such modules offer discrete new functionalities in addition to or together with the licensed applications, or (b) new software products released by SOFTRAX which may provide functionalities comparable to those provided by the Products but which are marketed as separate and discrete product alternatives from the Products.

1.5 SEATS. The term "Seat" shall refer to one copy of the client portion of the Product. The term "Casual Seat" shall refer to a "read only" copy of the client portion of the Product. In addition, the WebOps module affords certain limited use seats which are referred to as "Lite Seats." Limited use, for purposes of defining a Lite Seat, shall mean intermittent use by a user in support of his/her job function provided such job function is not in the area of finance and operations. The uncapitalized word "seat" shall refer to either a full use Seat, a Casual Seat and/or a Lite Seat, as applicable from context.

1.6 SERVICES. The term "Services" shall refer to any services, including Annual Support Services, provided to Customer directly by SOFTRAX or through SOFTRAX where SOFTRAX has expressly agreed, in writing, to act as general contractor and to oversee and take responsibility for the work performed. The term "Services" shall expressly include any consulting, installation, integration, support, maintenance, customization or other Product-related service which may be provided to Customer by SOFTRAX. Any Service involving third parties to be overseen by SOFTRAX must be individually designated as such either in the Agreement or by separate subsequent purchase order issued under the Agreement and accepted by SOFTRAX.

II. DELIVERY AND PAYMENT TERMS.

2.1 DELIVERY. Delivery of Product shall be F.O.B. SOFTRAX's point of shipment to the Customer location set forth for Customer in the first paragraph of the Agreement and shall occur within fifteen (15) business days following Customer's remittance to SOFTRAX of the downpayment described in section 2.2 below. Delivery of Services shall be per the terms of the Statement of Work if one is being used, or per SOFTRAX's standard terms for such Services.

2.2 PRICING AND PAYMENT TERMS. Fees for Products and Services are as set forth in the Proposal. Fifty percent (50%) of all Service and Product fees (including estimated fees) are due and payable immediately upon execution of the Agreement. The balance of the fees for Product and for Annual Support Services shall be due and payable upon delivery of the Products to Customer. Unless otherwise set forth in the Proposal, the balance of fees for all other Services shall be invoiced as incurred, on a monthly basis, after the initial downpayment for such Services has been exhausted. Fees include, when applicable, packing consistent with prevailing commercial practices. Prices are exclusive of sales, use and other applicable taxes and duties (with the exception of those based on SOFTRAX's revenues or net worth) all of which shall be the responsibility of Customer. Upon SOFTRAX's request, Customer shall promptly provide SOFTRAX with documentation confirming payment of all such tax payments. All pricing shall be stated in United States currency. Unless otherwise stated in the Agreement, all SOFTRAX invoices shall be due and payable fifteen (15) days following the invoice date. All fees paid are non-refundable.

2.3 EXPENSE REIMBURSEMENTS. Customer agrees to reimburse SOFTRAX for all reasonable expenses incurred in connection with SOFTRAX's performance of Services under the Agreement, including, without limitation, expenses for travel, lodging and related living expenses that are consistent with the travel guidelines set forth in Attachment 4 hereto. Such expenses shall be invoiced by SOFTRAX monthly or as incurred.

III. CONFIDENTIAL INFORMATION. Each party agrees that it shall not publish, disclose or otherwise provide to any person (except employees of such party with a legitimate need to know and who have agreed in writing to maintain the confidentiality of the applicable material), any Confidential Information it receives hereunder; provided, however that neither party shall have an obligation to protect Confidential Information received from the other when such information: (1) as can be reasonably documented, was in the first party's possession at the time it was received from the second party; (2) is or becomes a matter of public knowledge; (3) is rightfully provided to the first party by a third party without restrictions of confidentiality; (4) as can be reasonably documented, is independently developed by the first party without breach of this Agreement; or (5) is required to be disclosed by the first party by operation of law. In the event either party determines to disclose any Confidential Information provided to it by the other party based on one of the exclusions set forth above, such party shall provide ten (10) days written notice to the other party of its intention to so disclose and the basis on which it is doing so. Each party acknowledges and accepts the responsibility to use its best efforts to safeguard the Confidential Information and to prevent its unauthorized use or disclosure taking those measures the receiving party uses to protect its own confidential information and in any event, no less than reasonable measures. Each party acknowledges that violations of the terms hereof may cause the other immediate and irreparable damage for which monetary damages may be inadequate and for which the other party is entitled to seek injunctive relief.

IV. SOFTRAX INTELLECTUAL PROPERTY INDEMNIFICATION. If any action is instituted against Customer based upon a claim that a Product infringes a United States patent, copyright or trade secret, SOFTRAX shall defend such action at its own expense on behalf of Customer and shall pay all damages attributable to such claim and awarded against Customer after SOFTRAX has exhausted all rights of appeal which SOFTRAX in its sole discretion desires to exercise, provided that Customer gives SOFTRAX prompt notice of and control over any such claim, and any negotiations for its settlement. If a final injunction is obtained against Customer's use of a Product due to an infringement of a United States patent, trade secret or copyright, or, if in SOFTRAX's sole judgment, it would be cost effective to do so, then SOFTRAX may, at its option and expense, and as Customer's exclusive remedy hereunder, either procure for Customer the right to continue using such Product, replace or modify the Product so that it is no longer infringing but continues to provide comparable functionality, or repossess all properly licensed copies of the Product in Customer's possession, reimburse Customer for the amortized purchase price of such Products (based on a three year straight line amortization rate) and terminate this Agreement. SOFTRAX shall have no liability to Customer for any infringement action which arises out of the use of a

Product (1) for a process not contemplated by the user documentation, (2) after it has been modified by Customer or a third party, (3) for purposes not contemplated by this Agreement (including, but not limited to, distribution of the Product to third parties) or (4) in combination with any other equipment or software when use of the Product as a standalone or with other software and/or equipment would not be infringing. Additionally, SOFTRAX shall not be liable for any costs incurred by Customer without SOFTRAX's prior written authorization. This Section IV sets forth the entire obligation of SOFTRAX and the exclusive remedy of Customer against SOFTRAX or any of its suppliers for any alleged infringement or adjudicated infringement of any patent, copyright or other intellectual property right by a Product or arising out of any Service provided by SOFTRAX under the terms of or in connection with the Agreement.

V. LIMITATION ON DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR (1) INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, OR (2) ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA, REVENUES OR PROFITS, COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, IN EITHER EVENT ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR THE PERFORMANCE OR NON-PERFORMANCE OF EITHER PARTY HEREUNDER, OR THE PRODUCTS OR SERVICES PROVIDED BY OR THROUGH SOFTRAX HEREUNDER, EVEN IF THE WARRANTY REMEDY FAILS IN ITS ESSENTIAL PURPOSE AND EVEN IF SUCH PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EACH PARTY AGREES THAT THE OTHER PARTY'S LIABILITY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR RELATING TO ANY SERVICE OR PRODUCT PROVIDED HEREUNDER SHALL BE LIMITED SOLELY TO THE FIRST PARTY'S DIRECT DAMAGES AND IN NO EVENT SHALL EXCEED THE TOTAL AMOUNT IN FEES PAID BY CUSTOMER TO SOFTRAX ASSOCIATED WITH THE PRODUCT AND/OR SERVICE GIVING RISE TO THE CLAIM AND PAID BY CUSTOMER DURING THE YEAR PRECEDING THE EVENT OR ACTION GIVING RISE TO THE CLAIM. SOFTRAX EXPRESSLY DISCLAIMS, AND CUSTOMER AGREES, THAT SOFTRAX SHALL HAVE NO LIABILITY OF ANY KIND FOR ANY THIRD PARTY PRODUCT OR SERVICE. Any claim made under or in connection with this Agreement and the Services and/or Products provided hereunder shall be made within one (1) year from the date on which the claiming party first had notice of the facts giving rise to the claim. Customer acknowledges and agrees that it shall have no claim against third party suppliers by reason of the performance or non-performance of the Products or related to the components such third parties may have supplied for the Products.

VI. TERMINATION. The software licenses granted under the terms of this Agreement, and SOFTRAX's obligations to continue providing Services hereunder, shall terminate in the event of Customer's breach of a material term in the Agreement (including nonpayment of amounts owed pursuant to the terms set forth herein), where such breach continues for a period of ten (10) days following written notice thereof by SOFTRAX; provided, however, that in the event the breach by Customer of either Section III (Confidential Information) or Attachment 2 (Software License Terms) is not of a nature as to be remediable, or is reasonably believed by Softrax to be the result of willful, reckless or grossly negligent acts of Customer, then SOFTRAX's termination of this Agreement and the licenses granted hereunder shall be effective immediately with or without notice to Customer. In the event of any such termination, or in the event Customer elects to terminate its licenses under this Agreement, Customer shall immediately destroy or return to SOFTRAX all copies in any form whatever of the PRODUCTS and of SOFTRAX Confidential Information, and any portion thereof, and shall provide written certification to SOFTRAX of such destruction or return. Terms and conditions in this Agreement, which by their nature and context, are intended to survive any termination, shall so survive such termination. Without limiting the foregoing, surviving provisions shall include those set forth in Sections III, V, VI and VII of Attachment 1, paragraphs 1 through 3 of Attachment 2, and paragraphs 4 and 5 of Attachment 3.

VII. MISCELLANEOUS

7.1 ENTIRE AGREEMENT; ASSIGNMENT; CONSTRUCTION; PERFORMANCE. This Agreement constitutes the entire agreement between the parties with respect to the Products and Services to be provided by SOFTRAX thereunder. The Agreement supersedes any prior agreements, promises or understandings, whether written or oral, relating to the matters covered hereunder. Any modification of the terms and conditions of this Agreement must be in writing and signed by an authorized representative for each party. Any purchase orders issued by Customer shall be deemed to be for Customer's convenience only and, notwithstanding acceptance of such orders by SOFTRAX, shall in no way change or add to the terms and conditions of this Agreement. Customer may not assign this Agreement or any of the rights or obligations hereunder without the prior written consent of SOFTRAX which consent will not be unreasonably withheld. Failure of either party to insist in any instance upon strict performance by the other party of any term or condition of this Agreement shall not be construed to be a permanent waiver of such or any other term or condition of this Agreement. Headings used in the Agreement are for reference purposes only and shall not be deemed a part of the Agreement.
If any provision of this Agreement is declared invalid by any authorized tribunal, then such provision shall be amended or construed in a manner so as to conform to the requirements for validity as declared at such time with as much adherence to the original intent of the provision as possible. In any event, the remaining provisions of this Agreement shall remain in full force and effect. Nothing contained in this Agreement shall be construed as creating any agency, partnership or other form of joint enterprise between the parties. In no event shall either party have the right to bind the other party except as may be expressly provided for herein. Neither party shall be liable to the other for any delay in the performance of its obligations hereunder which is unavoidable with reasonable diligence, which occurs without its fault or negligence, and which is caused by an event or third party not within its reasonable control; provided, however, that the party so delayed in performance shall promptly notify the other party of the delay and its expected duration.

7.2 OWNERSHIP. SOFTRAX and/or its third party suppliers retain full ownership of the Products, subject to licenses which may be granted to third parties. SOFTRAX shall also own any software or other materials it produces as part of any Services which may be performed under the Agreement. Subject to the terms protecting Confidential Information, Customer acknowledges that SOFTRAX may use any ideas, concepts, modifications and information arising out of the Services and relating to SOFTRAX Products in the development and distribution of new products, Product enhancements or applications.

7.3 NOTICE. Notice to either party to this Agreement shall be deemed received on the day of delivery if delivered, with confirmation of receipt, by electronic facsimile, by courier or by hand during normal business hours, and the following day if delivered after normal business hours. Delivery of all notices shall be made to the following persons at the respective addresses of the parties first set forth above: for SOFTRAX, to the attention of the Vice President, Finance (fax. number (781) 830-9345); for Customer, to the attention of _____________________________(fax. number ___-___-____ ).

7.4 PUBLICITY. Each party agrees to submit to the other party for approval prior to its release any advertising, press releases, sales promotions or other publicity relating to this Agreement where such materials reference the second party; provided, however, that SOFTRAX shall be entitled to identify Customer as a SOFTRAX customer in press releases, marketing materials and other publicly distributed information. SOFTRAX shall not use Customer as a reference without Customer's prior consent.

7.5 NO HIRE. Subject to any limitations of applicable law, for so long as SOFTRAX is providing Product or Services of any kind to Customer, and for the six month period thereafter, neither party may solicit for employment or employ, directly or indirectly, an employee of the other party who has had contact as a result of this Agreement with the first party (unless such employee has left the employment of such party at least six (6) months previously) without the second party's prior written consent. In the event either party violates the terms of this section, that party shall pay to the non-breaching party an amount equal to the greater of (a) the total annual compensation (including, without limitation, salary, benefits, bonuses and stock options) being paid to the employee by the non-breaching party at the time of the breach, and (b) the total compensation paid or to be paid to the employee by the breaching party during the first year that the employee is retained or hired by such party.

7.7 GOVERNING LAW. This Agreement shall have the effect of a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, excluding its conflict of law rules. The parties agree that Massachusetts shall be the exclusive venue for claims arising out of or in connection with this Agreement. Customer agrees to submit to the personal jurisdiction of Massachusetts with respect to such claims. The parties further agree that all disputes, claims or controversies arising out of or relating to this Agreement or the parties' relationships outside this Agreement, whether based on facts occurring before, during or after the term of this Agreement, that are not resolved by the parties' good faith attempt to negotiate a resolution shall be submitted to final and binding arbitration before the American Arbitration Association("AAA") (or another entity agreed upon by the parties), pursuant to the United States Arbitration Act, 9 U.S.C. Section1, et. seq.; provided, however, that nothing herein shall prevent either party from seeking injunctive relief in a court of law or other administrative forum with respect to violations of the terms of Section III (Confidential Information) above. The arbitration will be conducted in accordance with the provisions of AAA's (or other agreed upon entity's) streamlined arbitration rules and procedures in effect at the time of the filing of the demand for arbitration. The parties will cooperate with AAA (or other agreed upon entity) and each other in selecting a single arbitrator who shall be a former judge or justice with substantial experience in resolving business disputes with particular experience in resolving disputes involving computer software. The arbitrator shall have the power to award costs and attorneys' fees to the prevailing party. In the absence of such an award, the cost of arbitration will be shared equally by the parties and each party shall bear its own expenses. The provisions of this section may be enforced by any court of competent jurisdiction. The arbitrator shall not be empowered to award damages in excess of, or inconsistent with, the liability limitations contained in this Agreement. The parties mutually and voluntarily agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to transactions covered by this Agreement. Customer agrees not to permit the delivery of the Product in violation of any applicable United States or Territory export control laws, restrictions and regulations relating to the distribution of technical information and software, as they exist from time to time, including, without limitation, those promulgated by the United States Department of Commerce.

EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL BARGAINED FOR BASES OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.

                      ATTACHMENT 2: SOFTWARE LICENSE TERMS
           (APPLICABLE TO ALL PRODUCTS DELIVERED UNDER THE AGREEMENT)

1. LICENSED USE OF PRODUCT. Customer is granted a worldwide, perpetual (unless terminated for breach of the Agreement) license to use the Products solely for its internal business purposes but shall not use the Products for the internal purposes of third parties. Customer is authorized to make (a) a reasonable number of copies of the server portion of the Products for back-up and archival purposes only, and (b) only that number of copies of the client portion and user documentation of the software equal to the number of seat licenses which have been purchased under this Agreement. Customer acknowledges that certain Products require an "enabling key" which must be obtained from SOFTRAX in order for such Products to be operational. All copies or partial copies shall include all copyright, trademark and other proprietary notices and license terms where and as found in the original Product delivered to Customer. Customer may not disassemble, reverse engineer, decrypt, decompile, create derivative works from, or translate any Product, or portion thereof, or recreate or attempt to recreate the Products, in whole or in part by reference to the Products, or perform any process intended to determine the source code for the Product except to the extent that the foregoing restriction is prohibited by applicable law; nor shall Customer sublicense, distribute, deliver, assign or otherwise provide to a third party any Product or portion thereof and any attempt to do so will be void AB INITIO; nor may Customer modify the Products except as contemplated by the Product user documentation. In the event that Customer elects to terminate its use of the Software, and in connection therewith to transfer data existing in the Software database to a different application or database, Customer shall provide written notice to Softrax of any such election and shall provide Softrax with prior written notice of and the opportunity to attend and participate in any database transfer which may be pursued by Customer in order to ensure the protection of that Softrax proprietary, schematic and architectural information within the Software which might otherwise be disclosed in connection with any such transfer. Customer agrees that the User Documentation shall only be used with the Product with which it is associated. Customer further acknowledges and agrees that third party suppliers of software to SOFTRAX are third party beneficiaries of the terms governing Products under this Agreement with respect to the Products which contain their software and such third parties may enforce such terms directly.

2. PRODUCT WARRANTY. SOFTRAX hereby warrants to Customer that the Products shall be free from any material defect in materials and workmanship and shall operate substantially in accordance with their user documentation for a ninety (90) day period commencing as of the date of the Products' delivery to Customer ("the "Warranty Period"). SOFTRAX further warrants that when used in accordance with its user documentation, and provided that the hardware and software used in combination with the Products process and transmit correct calendar date data to the Products, the Products will correctly process and present calendar dates falling on or after January 1, 2000 in the same manner as the Products process and present calendar dates falling on or before December 31, 1999 ("Y2K Warranty"). The foregoing Y2K Warranty shall expire on March 31, 2000. Softrax does not provide a Y2K Warranty with respect to any third party software or hardware which may be used by Customer in conjunction with the Products. In the event a Product is found to be defective or non-conforming during the Warranty Period, then SOFTRAX shall, at its option, repair or replace such Product upon its return to SOFTRAX by Customer pursuant to SOFTRAX's standard warranty return procedures, or, if SOFTRAX determines, in its sole discretion, that neither repair nor replacement of the defective Product is commercially practicable, SOFTRAX will, upon receipt of the defective Product from Customer, refund to Customer the license fees paid by Customer for the returned Product . The terms of this warranty shall not apply to any Product that (1) has been modified by Customer or a third party, (2) has been used in combination with equipment or software other than that which is consistent with its user documentation, (3) has been damaged by negligence, misuse, fire casualty or other external causes, or (4) has been subjected to unusual physical or electrical stress. SOFTRAX does not warrant that the Product will perform error free or without interruptions, nor does SOFTRAX warrant that the Product will meet Customer's requirements. Except as expressly provided for in this paragraph, Customer agrees to bear the entire risk as to the adequacy and performance of the Product. Customer expressly acknowledges its responsibility to regularly back up data maintained on any computer system using the Products and to adequately test each new release of the software in an environment which reasonably simulates Customer's production environment prior to implementing the same. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS

PARAGRAPH 2, SOFTRAX DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO THE PRODUCTS, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM VIRUSES OR FREEDOM FROM INFRINGEMENT, OR THOSE ARISING FROM THE COURSE OF DEALING BETWEEN THE PARTIES OR USAGE OF TRADE. This Paragraph 2 sets forth Customer's exclusive remedy in warranty and SOFTRAX's sole warranty responsibility in the event a Product is defective or fails to perform during the Warranty Period. Customer acknowledges and agrees that SOFTRAX extends no warranties of any sort or nature to or by any third party, or with respect to any third party product or service.

3. PROPRIETARY RIGHTS. Customer acknowledges that the Products (including all methods, concepts or techniques utilized therein) are commercially valuable property of SOFTRAX and/or its suppliers and which it and/or they treat as confidential, proprietary and containing of trade secrets. Except for the rights expressly granted to Customer hereunder, no right in or title to the Products, or any intellectual property rights therein or associated therewith, shall be deemed to have been vested in or transferred to Customer under the terms of the Agreement. All title to and ownership of the Products, and the intellectual property rights therein or associated therewith, remain with SOFTRAX and its suppliers. SOFTRAX shall be entitled to audit, on a reasonable basis, Customer's use of the Products to ensure compliance with the terms of this license. Customer may, at its option and payment of the annual subscriber fee, participate in the source code escrow account which has been established by SOFTRAX for the benefit of its customers.

4. PER SEAT/CPU LICENSING. Customer acknowledges that the Product is licensed to Customer on a per server, per seat and/or per central processing unit ("CPU") basis. In the event Customer elects to expand the number of servers, seats and/or CPUs licensed with respect to any Product, Customer shall promptly notify SOFTRAX of the same and remit to SOFTRAX the incremental license fees associated with the CPU, seat and/or server increase pursuant to the fee schedule set forth in the Proposal, or if not in the Proposal, then at SOFTRAX's then prevailing rates. Customer will not allow the number of servers, CPUs or seats of the Products to exceed the number of server, CPU or seat licenses paid for by Customer and shall provide SOFTRAX with written notice of the number of seats, CPUs and servers being used on a quarterly basis.

                             ATTACHMENT 3: SERVICES
            (APPLICABLE TO ALL SERVICES PROVIDED UNDER THE AGREEMENT)

1. ANNUAL SUPPORT SERVICES. SOFTRAX Annual Support Services shall commence as of the effective date of this Agreement. Annual Support Services can be renewed for successive one (1) year terms by payment of the then current annual renewal fee. SOFTRAX shall provide notice to Customer when the renewal fee is due. SOFTRAX shall not increase the renewal fee for Support Services by more than 10% during any twelve (12) month period. SOFTRAX Support Services do not include on site services, those services addressed in paragraphs 2 and 3 below, or Product that is not at the latest revision level as of the start date of the then current term, that has been modified without the authorization of SOFTRAX or that has been damaged by negligence, misuse, use with inappropriate software or equipment or by other external causes. For so long as Customer has purchased Support Services and current in its payments to SOFTRAX under this Agreement, Customer shall be entitled to receive unlimited telephone support, Monday through Friday (SOFTRAX holidays excluded), between the hours of 8:30 AM and 8:00 PM Eastern Time Zone, through Customer's designated system representatives. For this purpose, Customer shall designate two of its employees as designated system representatives, each of whom shall have received training on the Products by SOFTRAX and shall be relatively proficient in the operation of the Products. Such Customer representatives shall promptly report to SOFTRAX support any problems with the Product performance which prevent the Products from operating substantially in accordance with their user documentation together with such information as may be required by SOFTRAX to replicate such problems. SOFTRAX shall address any such replicable problems with an effort commensurate with their severity and shall deliver to Customer a remedial release or workaround as it becomes available. In addition, for so long as Customer has purchased Support Services and current in its payments to SOFTRAX under this Agreement, Customer shall receive, at no additional cost, Product Upgrades and Product Updates to the Products which are made generally available at no cost by SOFTRAX to customers who have purchased Support Services; provided, however, that to the extent any Product Upgrades include materially new technology for which SOFTRAX is required to pay additional license fees to the supplier(s) of such technology, then such Product Upgrades shall be provided to Customers who have purchased Annual Support Services at the pass through cost of such additional license fees; and provided further, however, that Customer may elect not to accept Product Upgrades requiring the payment of additional license fees without jeopardizing the validity of their support coverage for the then current term. Customer shall receive one original of any Product Upgrade and/or Product Update delivered hereunder in electronic form or on media, according to the general form of distribution implemented by SOFTRAX.

2. TRAINING. SOFTRAX will provide on site and/or remote training on SOFTRAX Products as specified in the Proposal. Additional Product training will be available to Customer on SOFTRAX's then standard terms and rates.

3. CONSULTING, INSTALLATION, INTEGRATION AND CUSTOMIZATION SERVICES. SOFTRAX will provide those consulting, installation, integration and customization services which may be identified on the Proposal or subsequently by written agreement of the parties. SOFTRAX shall reserve the right to determine the method, details and means of performing the required Services. In preparing any Statement of Work, SOFTRAX shall use its best efforts to accommodate Customer scheduling and staffing concerns. Statements of Work shall also include any special terms, milestones and pricing which may be agreed upon by the parties for specific Services. Additional or extended Services requested by Customer shall be performed at SOFTRAX's then hourly rates unless otherwise agreed upon in writing by the parties. Where Services are to be provided by SOFTRAX, or a SOFTRAX designee, at Customer's site, Customer agrees to provide appropriate workspace for SOFTRAX, with sufficient access to standard facilities such as telephone lines, fax and copier equipment, and the like.

4. SERVICES WARRANTY. SOFTRAX warrants that all Services provided under the Agreement shall be performed professionally, in a workmanlike manner and by employees with appropriate skills and expertise. SOFTRAX does not warrant that individual Statements of Work will not be subject to modifications or delays but SOFTRAX will work to minimize any such modifications or delays unless the same have been requested or required by Customer or otherwise occur through no fault of SOFTRAX. If Customer is dissatisfied at any point with the performance of any SOFTRAX employee(s), Customer shall promptly notify SOFTRAX. If SOFTRAX agrees that the performance of the employee was materially below the level of competence reasonably associated with the Service being provided, SOFTRAX will arrange for the performance to be raised to the warranted level, and for identifiable defects caused by prior substandard performance to be cured. Except as provided under this paragraph, CUSTOMER'S SOLE AND EXCLUSIVE REMEDY, IN THE EVENT IT IS DISSATISFIED WITH A SOFTRAX SERVICE, IS TO TERMINATE THAT SERVICE PURSUANT TO THE TERMS OF PARAGRAPH 5 BELOW.

5. TERMINATION. Customer may terminate Services at any time upon thirty (30) days written notice; provided, however, that no fees already paid for such Services shall be refundable under any circumstances; and provided further, that Customer shall pay to SOFTRAX for time and materials spent by SOFTRAX in connection with such Services prior to the effective date of termination, that exceed any amounts already paid for such Services by Customer, as calculated on a time and materials basis using SOFTRAX's then current rates for the same. Invoices for the same shall be payable immediately upon receipt. SOFTRAX shall use its best efforts during the thirty (30) day notice period to close out the Services in a manner which provides the most benefit to and future use for Customer as to that work which may be in progress as of the notice date.

                     ATTACHMENT 4: TRAVEL EXPENSE GUIDELINES
           (APPLICABLE TO ALL SERVICES PROVIDED UNDER THIS AGREEMENT)

The intent of the guidelines set forth in this Attachment 4 is to provide Customer with efficient and cost-effective Services. In any given situation, the SOFTRAX employee should use sound business judgment in evaluating alternatives available to him/her with the objective of minimizing, as reasonable, travel expenses. All invoices to Customer for reimbursable travel related expenditures will include: the name of the traveler(s); dates of travel; reason for the trip. Customer shall remit payment to SOFTRAX within thirty (30) days of receipt of each valid invoice.

                                     AIRFARE

Economy or coach travel is to be utilized whenever possible on flights within the United States. SOFTRAX shall use commercially reasonable efforts to obtain discounted fares subject to priority being accorded to non-stop and direct flights.

                                     LODGING

SOFTRAX should utilize commercially reasonable efforts to obtain modestly priced business class accommodations that are in reasonable proximity to Customer's location. Prior to booking, SOFTRAX should consult with Customer as to the availability of any negotiated rates Customer may have with surrounding business class hotels and determine if such charges can be billed directly to Customer by the hotel.

                              GROUND TRANSPORTATION

SOFTRAX should use sound business judgment in determining the most economical mode of available transportation whenever practical. Rentals should be limited to "mid-size" vehicles unless three or more individuals will be sharing the automobile or if a special promotion makes "larger-size" rentals more economical.. Gasoline and other rental related expenditures will be reimbursed based upon actual costs. Taxi, subway and other forms of ground transportation will be reimbursed at actual cost.

                                  PARKING/TOLLS

Where reasonably practicable, SOFTRAX will utilize long-term or remote parking for airport parking. All other parking and tolls will be reimbursed at actual costs.

               ACTUAL OUT-OF-POCKET EXPENSES (MEALS & INCIDENTALS)

Customer will reimburse SOFTRAX for the cost of meals, tips and other related out-of-pocket living expenses incurred while traveling. Customer will not reimburse SOFTRAX for newspapers, cleaning charges, vending machine charges, toiletries, personal entertainment and such other like items. SOFTRAX charges a flat fee of $10.00 per day to cover telephone charges.

                                   SCHEDULE I

                               PROGRAM QUICK START

Changepoint will provide to OEM the following:

1. Training: Sales training (three days tentatively scheduled for January, 2000), implementation/support training (up to 25 days).

2.       Engineering support (up to 30 days).

         2.1.     Provide initial training to OEM's technical staff to teach it:

                  2.1.1.   how to use Changepoint functionality
                  2.1.2.   how to administer Changepoint

                  2.1.3. the data model, technical architecture and integration points of Changepoint

                  2.1.4. assist OEM in the design, development, testing and debugging of integration of Changepoint with OEM

         2.2. Provide and define methods and processes for OEM Client Services to efficiently work with Changepoint's support services organization

                  2.2.1. Provide access to Changepoint knowledge base

                  2.2.2.   Provide specialized support training

                  2.2.3.   Create/understand escalation process

3        Pre-sales support  (up to 30 days)

         3.1. To be provided on request for up to 15 Prospects.

4.       Final total is up to 85 days.

OEM to reimburse Changepoint for reasonable travel expenses as per travel expense guidelines. Changepoint to assist at more than one call per day provided that calls are in the same geographic distance.

Changepoint shall also deliver the following to OEM:

MATERIALS

1. Training materials, including updates and additions as released from time to time, in electronic and hard copy.

2. Comprehensive technical documentation for software (including, without limitation, entity relationship diagrams), including updates and additions released from time to time, in electronic and hard copy.

3. Soft copy of marketing collateral materials, including updates and additions as released from time to time.

4. Soft copy of user documentation, including updates and additions as released from time to time.

5. Reasonable number of Demonstration/Marketing copies of the Changepoint software, including demonstration data sets provided that such copies remain at all times under the control of OEM. (For example, copies are not installed and left on Prospect equipment for demonstration/marketing/evaluation purposes.)

6. Soft copy of presentations and proposal materials, including updates and additions as released from time to time.